                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Payless ShoeSource, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                           [Payless ShoeSource Logo]
                          3231 SOUTH EAST SIXTH AVENUE
                              TOPEKA, KANSAS 66607

                                                                  April 19, 2001

Dear Fellow Shareowner,

     On behalf of the Board of Directors and Management of Payless ShoeSource, Inc., I cordially invite you to attend the Annual Meeting of Shareowners at the Washburn University Bradbury Thompson Center, on the corner of 17th Street and Jewell Avenue, Topeka, Kansas on Friday, May 25, 2001, at 10:00 a.m., Central Daylight Saving Time. At the meeting, you will hear a report on the Company's progress in 2001, our strategies for the future, and you will have a chance to meet the Company's directors and executives. In addition, we will conduct the following business:

     I.    Elect two directors, each for a three-year term

     II. Ratify the appointment of Arthur Andersen LLP as independent accountants for fiscal year 2001

     III. Approve the performance goals for the Payless ShoeSource, Inc. Executive Incentive Compensation Plan

     IV. Approve the Amendment of the Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan

     V.   Conduct other business, if properly raised

     In the following pages you will find the formal notice of the meeting and the proxy statement. The proxy statement provides more detail about the agenda and procedures for the meeting and includes biographical information about the director candidates.

     Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope or vote via the Internet as indicated on the proxy card and instructions. To attend the meeting in person, please follow the instructions on page 1.

     Thank you for your investment in Payless ShoeSource.

                                          Sincerely,

                                          /s/ Steven J. Douglass
                                          Steven J. Douglass
                                          Chairman of the Board and Chief
                                          Executive Officer

DIRECTIONS TO WASHBURN UNIVERSITY BRADBURY THOMPSON CENTER

     The Bradbury Thompson Center is located on the Washburn University Campus on the southwest corner of 17th Street and Jewell Avenue. The Annual Meeting will be held in the Ruth Garvey Fink Room, First Floor of the Bradbury Thompson Center.

     Parking is available for you in Parking Lots 10 and 11. From the parking lot, you may enter the Bradbury Thompson Center from the south or east entrances.

                                     [MAP]

                           [Payless ShoeSource Logo]

       NOTICE OF PAYLESS SHOESOURCE, INC., ANNUAL MEETING OF SHAREOWNERS

DATE:

     May 25, 2001

TIME:

     10:00 a.m., Central Daylight Saving Time

PLACE:

    Washburn University Bradbury Thompson Center
     Corner of 17th Street and Jewell Avenue
    Topeka, Kansas

PURPOSES:

     I.    Elect two directors, each for a three-year term

     II. Ratify the appointment of Arthur Andersen LLP as independent accountants for fiscal year 2001

     III. Approve the performance goals for the Payless ShoeSource, Inc. Executive Incentive Compensation Plan

     IV. Approve the Amendment of the Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan

     V.   Conduct other business, if properly raised

WHO MAY VOTE?

     Only shareowners of record on April 9, 2001, may vote at the meeting.

     Your vote is important. Please promptly complete, sign, date and return your proxy card in the enclosed envelope. You may also vote via the Internet at HTTP://WWW.UMB.COM/PROXY. If you attend the meeting, you may revoke your proxy and vote in person, if you wish to do so.

                                          /s/ WILLIAM J. RAINEY
                                          William J. Rainey
                                          Secretary
April 19, 2001

                           [Payless ShoeSource Logo]

PROXY STATEMENT

WHAT ARE THE PURPOSES OF THIS MEETING?
     The purposes of this meeting are to (i) elect two directors, each for a three-year term; (ii) ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for fiscal year 2001; (iii) approve the performance goals for the Payless ShoeSource, Inc. Executive Incentive Compensation Plan (the "EICP"); (iv) approve the amendment of the Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan (the "Mirror Plan"); and (v) conduct other business, if properly raised.

WHO MAY VOTE?
     Shareowners of Payless ShoeSource, Inc., a Delaware corporation ("Payless" or the "Company"), as recorded in our stock register on April 9, 2001, may vote at the meeting.

HOW TO VOTE?
     You may vote in person at the meeting or by proxy. Proxies may be submitted either via United States Mail or the Internet at HTTP://WWW.UMB.COM/PROXY. We recommend you vote by proxy even if you plan to attend the meeting. If you attend the meeting, you may revoke your proxy and vote in person, if you wish to do so.

HOW DO PROXIES WORK?
     The Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates. You also may vote for or against the other proposals or abstain from voting. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director candidates and in favor of the Management proposals.

WHY DID I RECEIVE MULTIPLE PROXY CARDS?
     You may receive more than one proxy or voting instruction card depending on how you hold your shares. You will receive a proxy card for shares registered in your name. Payless employees will receive voting instruction cards for the aggregate number of shares they hold in the Company's profit sharing plan and for shares held by the employee stock purchase plan. If you hold shares through someone else, such as a stockbroker, you may also get material from them asking how you want to vote.

HOW DO I REVOKE MY PROXY?
     You may revoke your proxy before it is voted by submitting a new proxy card with a later date or subsequently voting via the Internet. Record holders may also revoke their proxy by voting in person at the meeting or by notifying the Company's Secretary in writing at the address listed under "Questions" on page 26.

WHAT IS A QUORUM?
     In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. Shares owned by Payless' affiliates are not voted and do not count for this purpose.

HOW MANY VOTES ARE NEEDED?
     The director candidates receiving the most votes will be elected to fill the seats on the Board. The other Management proposals will pass if a majority of the votes cast on each proposal are in favor of it. We count abstentions and broker non-votes to determine if a quorum is present, but not to determine if a proposal passes. When a broker returns a proxy, but does not have authority to vote on a particular proposal, we call it a "broker non-vote."

WHO MAY ATTEND THE MEETING?
     Only shareowners, their proxy holders and the Company's guests may attend the meeting. The lower half of your proxy or voting instruction card is your admission ticket. Please bring the admission ticket with you to the meeting.
     If you hold your shares through someone else, such as a stockbroker, send proof of your ownership to the Secretary at the address listed under "Questions" on page 26, and we will send you an admission ticket. Alternatively, you may bring proof of ownership with you to the meeting. Acceptable proof could include an account statement showing that you owned Payless shares on April 9, 2001.
                           -------------------------

    This Proxy Statement and the enclosed form of proxy are being mailed to shareowners
                          on or about April 19, 2001.

                       PROPOSAL I: ELECTION OF DIRECTORS

PROPOSAL I ON THE ACCOMPANYING PROXY CARD.

DIRECTORS AND NOMINEES FOR DIRECTORS

     The Board currently consists of nine Directors divided into three classes serving staggered terms. However, concurrent with the retirement of Mr. Hays, the Board decreased its size to eight directors. Six of the Company's current Directors are serving in two classes with terms that continue beyond the Annual Meeting, and they are not subject to election at the Annual Meeting. Three Directors, Messrs. Daniel Boggan Jr., Thomas A. Hays and Michael E. Murphy, serve in a class with a term that expires at the Annual Meeting. Messrs. Boggan and Murphy are nominees of the Board for reelection at the Annual Meeting. In accordance with the Board of Directors' Charter, Mr. Hays will not stand for reelection. If elected at the Annual Meeting, each of Messrs. Boggan and Murphy will serve a term of three years to expire at the Annual Meeting of Shareowners to be held in the year 2004 or until his successor is elected and qualifies.

     Messrs. Steven J. Douglass, Howard R. Fricke and Ken C. Hicks have terms expiring at the 2002 Annual Meeting of Shareowners and Ms. Mylle B. Mangum, and Messrs. Robert L. Stark and Irwin Zazulia have terms expiring at the 2003 Annual Meeting of Shareowners.

     Each nominee has consented to being named as a nominee and to serve, if elected. If any nominee should subsequently become unavailable for election, the holders of proxies may, in their discretion, vote for a substitute or the Board may reduce the number of Directors to be elected.

     Further information concerning the nominees for election as Directors at the Annual Meeting, Continuing Directors and the Retiring Director, including their employment during at least the past five years, appears below.

     DIRECTORS SUBJECT TO ELECTION:

     DANIEL BOGGAN JR. is 55 years old and has served as Senior Vice President of The National Collegiate Athletic Association (the "NCAA") since August 1998. He joined the NCAA in 1994 as Group Executive Director for Education Services and served as Chief Operating Officer from January 1996 to August 1998. Prior to his tenure with the NCAA, Mr. Boggan was Vice Chancellor of the University of California from 1986 to 1994, and City Manager of Berkeley, California from 1982 to 1986. Mr. Boggan is a director of The Clorox Company and Administar Federal. Mr. Boggan has served as a Director of Payless since September 18, 1997.

     MICHAEL E. MURPHY is 64 years old and is the former Vice Chairman and Chief Administrative Officer of Sara Lee Corporation ("Sara Lee"). He served in such capacity from 1994 through 1997. In addition, he served as a director of Sara Lee from 1979 through October 1997. Mr. Murphy joined Sara Lee in 1979, serving as Executive Vice President and Chief Financial and Administrative Officer from 1979 to 1993 and as Vice Chairman and Chief Financial and Administrative Officer from 1993 to 1994. Mr. Murphy is a member of the Chicago Committee of the Chicago Council on Foreign Relations, and a director of American General Corporation, Bassett Furniture Industries, Inc., True North Communications, Inc., Coach, Inc., Civic Federation, Big Shoulders Fund, Chicago Cultural Center Foundation, Chicago's Lyric Opera and GATX Corporation. Mr. Murphy is also a member of the Board of Trustees of Northern Funds (a family of mutual funds). Mr. Murphy has served as a Director of Payless since April 30, 1996.

THE BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF PAYLESS COMMON STOCK VOTE IN FAVOR OF ALL OF THE ABOVE NOMINEES.

     CONTINUING DIRECTORS:

     STEVEN J. DOUGLASS is 51 years old and has served as Chairman of the Board and Chief Executive Officer of Payless since May 4, 1996, the date on which the Payless Common Stock was distributed in a spin-off by The May Department Stores Company ("May") to its shareowners (the "Spin-off "). Mr. Douglass served as Chairman and Chief Executive Officer of Payless from April 1995 to the Spin-off. He joined Payless

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

in 1993 and served as Senior Vice President/Director of Retail Operations from 1993 to January 1995 and as Executive Vice President/Director of Retail Operations from January 1995 to April 1995. Prior to his association with Payless, Mr. Douglass held several positions at divisions of May, serving as Chairman of May Company, Ohio (1990-1993) and Senior Vice President and Chief Financial Officer of J.W. Robinsons (1986-1990). Mr. Douglass is a director of The Security Benefit Group of Companies. Mr. Douglass has served as a Director of Payless since April 30, 1996.

     KEN C. HICKS is 48 years old and has served as President of Payless since January 28, 1999. Before joining Payless, he was Executive Vice President and General Merchandise Manager for Home Shopping Network, Inc. Prior to his association with Home Shopping Network, Inc., Mr. Hicks held several positions with May serving as Senior Vice President and General Merchandise Manager of Foley's Department Stores (1995-1998), Senior Vice President and General Merchandise Manager for May Merchandising Company (1990-1995) and as Senior Vice President of Strategic Planning for May (1987-1990). Mr. Hicks has served as a Director of Payless since January 28, 1999.

     HOWARD R. FRICKE is 65 years old and has been Chairman of the Board of The Security Benefit Group of Companies since 1988. He also served as Chief Executive Officer from 1998 through January 2001. Mr. Fricke also serves as a director of The Security Benefit Group of Companies and ONEOK, Inc. Mr. Fricke has served as a Director of Payless since April 30, 1996.

     MYLLE B. MANGUM is 52 years old and has served as Chief Executive Officer of MMS Incentives LLC since June 1999. Prior to her association with MMS Incentives LLC, she served as President-Global Payment Systems and Senior Vice President-Expense Management and Strategic Planning for CWT Holdings, Inc. from 1997 to 1999. She was previously Executive Vice President-Strategic Management for Holiday Inn Worldwide from 1992 to 1997. Ms. Mangum was previously employed with BellSouth Corporation as Director-Corporate Planning and Development from 1986 to 1992. She is a director of Scientific-Atlanta, Inc. and Haverty Furniture Companies, Inc. Ms. Mangum has served as a Director of Payless since November 20, 1997.

     ROBERT L. STARK is 68 years old and was Dean of the Edwards Campus at the University of Kansas from 1993 until his retirement in August 1997. Prior to his becoming Dean, Mr. Stark was employed by Hallmark Cards, Inc. ("Hallmark") for 35 years in various capacities, including: Executive Vice President and President of the Personal Communication Group; Senior Vice President and Group Vice President of Hallmark; and President of Hallmark Canada. Mr. Stark previously served as a director of Hallmark (1976-1993) and as a director of four other New York Stock Exchange listed companies. Mr. Stark has served as a Director of Payless since April 30, 1996.

     IRWIN ZAZULIA is 59 years old and was the President and Chief Executive Officer of Hecht's, a division of May, from 1980 until his retirement in July 2000. From 1971 to 1979, he served in a number of positions for Hecht's, including Vice Chairman, Executive Vice President, responsible for merchandising, Vice President and General Merchandise Manager for apparel and accessories, and Divisional Merchandise Manager of Ready-to-Wear. Mr. Zazulia is also a director of the Federal Reserve Bank of Richmond, VA, and serves on Georgetown University's Board of Regents Career Committee and the Wish Friends Board of Directors in support of the Make-A-Wish Foundation. Mr. Zazulia has served as a Director of Payless since November 16, 2000.

     RETIRING DIRECTOR:

     THOMAS A. HAYS is 68 years old and is the former Deputy Chairman of May. He had served in such capacity from 1993 through April 1996. He served as a director of May from 1983 through 1996. Mr. Hays joined May in 1969 in the finance and operations areas. From 1972 to 1984, he served as Chairman, President or Chief Executive Officer of several operating divisions of May. Mr. Hays was named Vice Chairman of May in 1982 and President in 1985. Mr. Hays is also a director of Ameren Corporation and Leggett & Platt, Incorporated. Mr. Hays has served as a Director of Payless since April 30, 1996.

THE BOARD AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company held a total of eight meetings during fiscal 2000. No Director attended less than 75% of the aggregate of (i) the total number of board meetings held during the period for which such director held such office and (ii) the total number of meetings held by all Board committees on which such director served during the periods that such director served.

     The Board has two committees: an Audit and Finance Committee (the "Audit and Finance Committee") and a Compensation and Nominating Committee (the "Compensation Committee").

     Compensation of Directors. Management directors are not entitled to additional compensation for their service as a Director, attendance at Board or committee meetings or at meetings of the shareowners. Under the Company's Restricted Stock Plan for Non-Management Directors, each Director who is not an officer of Payless receives 1,000 shares of Payless Common Stock upon joining the Board. As of the date of each annual meeting, non-management directors also are awarded an annual fee of $35,000 payable in Payless Common Stock and cash compensation of $15,000. All such shares of Payless Common Stock are subject to restrictions on transferability and to forfeiture. For 2000, the annual fee of $35,000 was paid as 679 shares of Payless Common Stock per non-management director, as determined based upon the arithmetic average of the high and low trading prices of the shares on the date of the annual meeting, May 26, 2000. The cash portion of the annual fee vests one-fifth on the date of each regular meeting of the Board following the annual meeting. Non-management directors may elect to defer all or any portion of their compensation under the Deferred Compensation Plan for Non-Management Directors of Payless.

     The Restricted Stock Plan for Non-Management Directors referred to above provides for the issuance of not more than 300,000 shares of Payless Common Stock, subject to adjustment for changes in the Company's capital structure. The initial grant of shares vest 20% per year over a five year period following the date of the grant. The annual retainer shares vest one-half on November 1 following the date of the grant (annual meeting date), and one-half on May 1 following the date of the grant. Shares awarded under the plan may not be sold during a person's tenure as a Director. The Restricted Stock Plan for Non-Management Directors may not be amended in a manner that would increase the number of shares of Payless Common Stock issuable thereunder, change the class of persons eligible to participate thereunder or otherwise materially increase benefits or modify eligibility requirements without shareowner approval.

     The Deferred Compensation Plan for Non-Management Directors referred to above allows each Director to defer receipt of any fee received for services as a Director, whether payable as restricted stock or cash, until after the calendar year in which the person ceases to serve as a Director.

     Audit and Finance Committee. The Audit and Finance Committee recommends to the Board the firm of independent public accountants to audit the Company's financial statements, the proposed engagement arrangements for the independent public accountants for each fiscal year and the advisability of having the independent public accountants perform consulting or other special projects and make specified studies and reports regarding auditing matters, accounting procedures, tax or other matters. The Audit and Finance Committee reviews results of the audit for each fiscal year, such accounting policies of the Company as are deemed appropriate for review by the Audit and Finance Committee, the coordination between the independent public accountants and the Company's internal auditing group, the scope and procedures of the Company's internal audit work and the quality and composition of the Company's internal audit staff. The Audit and Finance Committee is responsible for reviewing and making recommendations to the Board with respect to matters such as the following: the financial policies of the Company; debt ratings; short-term versus long-term debt positions; debt-to-capitalization ratios; fixed charge coverage; working capital and bank lines; dividend policy; the long-range financial plans of the Company; the Company's capital expenditure program, including rate of return standards and evaluation methods; specific debt and/or equity placement activities; external financial relationships with investment bankers, commercial bankers, insurance companies, etc.; financial public relations and communication programs; profit sharing plan investments; financial aspects of proposed acquisitions and/or divestitures; and the Company's insurance and risk management program. The members of the Audit and Finance Committee, during the 2000 fiscal year, were Messrs. Murphy (Chairman), Fricke and Stark, each of whom was an independent director as required by the rules of the New

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

York Stock Exchange, Inc. (the "NYSE"). During the 2000 fiscal year, the Audit and Finance Committee met four times.

     Compensation and Nominating Committee. The functions of the Compensation Committee include such matters as considering and recommending to the Board and the Company's management the overall compensation programs of the Company, reviewing and approving the compensation payable to the senior management personnel of the Company and reviewing and monitoring the executive development efforts of the Company to assure development of a pool of management and executive personnel adequate for orderly management succession. The Compensation Committee reviews significant changes in employee benefit plans and stock related plans; serves as the "Committee" under the Company's stock incentive plan, stock appreciation and phantom stock plan for international employees, executive incentive compensation plans for the Company executives, supplementary retirement plan and a deferred compensation plan; and identifies and recommends candidates for Directors of the Board, members of committees and the successor to the chief executive officer. The Compensation Committee considers suggestions as to nominees for Directors from any source, including any shareowner. To potentially be brought before the 2002 Annual Meeting, the recommendation must be in writing, submitted to the Corporate Secretary of Payless at 3231 South East Sixth Avenue, Topeka, Kansas, 66607, at least 75 and not more than 90 days prior to the 2002 Annual Meeting, and otherwise comply with the terms of the Company's Bylaws. The members of the Compensation Committee during the last fiscal year were Messrs. Hays (Chairman), Boggan and Zazulia and Ms. Mangum, each of whom was a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). During the 2000 fiscal year, the Compensation Committee met five times.

     The Board may, from time to time, establish certain other committees to act on behalf of the Board of Directors.

AUDIT AND FINANCE COMMITTEE REPORT

     The following Report of the Audit and Finance Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

     During fiscal 2000, the Audit and Finance Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full Board on March 16, 2000. The complete text of the new charter, which reflects standards set forth in new Securities and Exchange Commission ("SEC") regulations and New York Stock Exchange rules, is reproduced in Appendix A to this proxy statement.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met four times during fiscal 2000.

     The Audit and Finance Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent public accountants are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

     In this context, the Audit and Finance Committee has reviewed and discussed with management and the independent public accountants the audited financial statements. The Audit and Finance Committee has discussed with the independent public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit and Finance Committee has received from the Company's independent public accountants the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit and Finance Committee has also considered whether the independent public accountants provision of information technology services and other non-audit services to the Company is compatible with their independence.

     In reliance on the reviews and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2001, for filing with the SEC.

    Audit and Finance Committee:

     Michael E. Murphy -- Chairman
     Howard R. Fricke
     Robert L. Stark

COMPENSATION AND NOMINATING COMMITTEE REPORT

     The Compensation Committee (the "Committee") reviews and approves, among other things, the compensation payable to each of the executive officers named in the Summary Compensation Table on page 12.

     Compensation Philosophy. The Company's basic compensation philosophy is that the compensation program should:

     1)   attract, retain and motivate highly qualified executives;

     2)   be competitive;

     3)   align the executive's compensation with the Company's objectives; and

     4)   be related to the value created for shareowners.

     Compensation for executive officers is comprised of a base salary, bonus opportunities and long-term stock incentives. The Committee regularly reviews compensation based on the Company's compensation philosophy, the performance of Payless and competitive practices. As part of its review of competitive pay levels, the Committee looks at the base salary levels, annual bonus levels and long-term incentives of a broad group of companies, including some of the companies in the peer group represented in the Stock Price Performance graph on page 11, and other retail companies of similar size to Payless (the "survey companies").

     Base Salary. Base salaries are targeted at approximately the 50th percentile of base salaries for comparable executive officer positions at the survey companies. The Committee annually reviews and adjusts base salaries based on the Committee's discretionary assessment of each individual executive's performance and competitive pay levels. Base salaries for all executive officers with the Company more than one year increased an average of 7.3% percent during fiscal 2000.

     Bonus Opportunities. The Executive Incentive Compensation Plan for Payless Executives (the "EICP") and the Executive Incentive Compensation Plan for Annual Awards for Merchandising and Retail Operations Functions (the "Retail EICP") provide an opportunity for all executive officers to earn bonuses based on both annual and long-term results. Both the annual and long-term bonus opportunities are targeted at approximately the 65th percentile of the bonus opportunities for comparable positions at the survey companies for targeted above-market performance. Executive officers are eligible to receive annual cash awards for individual fiscal years and long-term cash awards for long-term performance periods of three years. The long-term performance period covers fiscal 1998-2000, except for executive officers who have been eligible to participate in the EICP for less than the three year performance period. For the first year of eligibility to participate in the EICP, the long-term performance period is the then current fiscal year; for the second year of eligibility, the long-term performance period will consist of the then current fiscal year plus the prior year; and for the third year of eligibility, the long-term performance period will be the full three-year period.

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

     EICP. The annual and long-term awards are based upon attaining earnings per share ("EPS") targets and return on net assets ("RONA") performance standards relating to Payless as a whole. Awards are subject to automatic upward or downward adjustment to reflect the Company's performance in EPS growth and RONA as compared to a group of peer companies designated in advance by the Committee. The relative rank adjustment varies depending on the number of peer companies designated by the Committee. For long-term performance periods beginning prior to fiscal 1999, the Committee designated 17 peer companies (the "Prior Peer Group") consisting of Charming Shoppes, Inc., Circuit City Stores, Inc., Target Corporation, The Gap, Inc., The Home Depot, Inc., Kmart Corporation, The Limited, Inc., Lowe's Companies, Inc., The Pep Boys-Manny, Moe & Jack, Costco Wholesale Corporation (formerly known as Price/Costco, Inc.), Sears, Roebuck and Co., The TJX Companies, Inc., Tandy Corporation, Toys "R" Us, Inc., Wal-Mart Stores, Inc., Venator Group, Inc., and Footstar, Inc. For the Prior Peer Group, if Payless ranks first through fifth, the award for that measure is not less than the target level; if Payless ranks sixth through ninth, the award for that measure is not less than threshold level; and if Payless ranks fourteenth through eighteenth, the award for that measure is not more than threshold level.

     For annual and long-term performance periods beginning on or after fiscal 1999, the group of peer companies consists of the following 14 companies (the "Peer Group"): The Gap, Inc., The Limited, Inc., Ross Stores, Inc., The TJX Companies, Inc., Brown Shoe Company, Inc., Footstar, Inc., Genesco Inc., Shoe Carnival, Inc., The Finish Line, Inc., Venator Group, Inc., Target Corporation, Dollar General Corporation, Family Dollar Stores, Inc., and Wal-Mart Stores, Inc. For the Peer Group, if Payless ranks first through fourth, the award for that measure is not less than the target level; if Payless ranks fifth through seventh, the award for that measure is not less than threshold level; and if Payless ranks twelfth through fifteenth, the award for that measure is not more than threshold level. In each case, the Company's relative rank is determined based on data reviewed by the Company's independent public accountants.

     The long-term award is also subject to an automatic upward (up to 50%) or downward (up to 25%) adjustment based on the performance of the Company's Common Stock price over the long-term performance periods. For this purpose, the performance of the Company's Common Stock is based on the difference between the average closing price of the Company's Common Stock on the NYSE during the month of February of the calendar year in which a long-term performance period begins and the average closing price of the Company's Common Stock during the month of February of the calendar year in which such long-term performance period ends.

     The annual award for fiscal 2000 could have ranged between 0% and 75% of base salary for the CEO, between 0% and 62.5% of base salary for the President and between 0% and 45% of base salary for the other executive officers named in the Summary Compensation Table. For fiscal 2000, the threshold annual award was 25% of base salary for the CEO, 20.83% of base salary for the President and 15% of base salary for the other executive officers named in the Summary Compensation Table. The target annual award for fiscal 2000 was 50% of base salary for the CEO, 41.67% of base salary for the President and 30% of base salary for the other executive officers named in the Summary Compensation Table.

     The long-term award for fiscal 2000 could have ranged between 0% and 50% of average base salary over the long-term performance period for the CEO, between 0% and 41.67% of average base salary over the long-term performance period for the President and between 0% and 30% of average base salary over the long-term performance period for the other executive officers named in the Summary Compensation Table. For fiscal 2000, the threshold long-term award was 16.67% of average base salary over the long-term performance period for the CEO, 13.89% of average base salary over the long-term performance period for the President and 10% of average base salary over the long-term performance period for the other executive officers named in the Summary Compensation Table, and the target long-term award was 33.33% of average base salary over the long-term performance period for the CEO, 27.78% of average base salary over the long-term performance period for the President and 20% of average base salary over the long-term performance period for the other executive officers named in the Summary Compensation Table. All long-term awards are subject to the adjustment described above regarding stock price performance over the long-term period. The awards for the executive officers named in the Summary Compensation Table may also be adjusted downward on a discretionary basis by the Committee.

     For the annual performance period, the Company's performance was between the threshold and the target performance levels for both EPS and RONA. The Company's rank relative to the companies comprising the Peer Group was 10th with respect to annual RONA, and 8th with respect to annual EPS growth. Therefore, no adjustment was made to the payout for either annual EPS growth or annual RONA based on the Company's relative rank. For the three-year "long-term" performance period, fiscal 1998 to 2000, the Company's performance was below the threshold performance level for EPS and between the threshold and the target performance levels for RONA. The Company's rank relative to the companies comprising the Prior Peer Group was 11th with respect to long-term RONA and 12th with respect to long-term EPS growth. Therefore, no adjustment was made for either long-term EPS growth or long-term RONA based on the Company's relative rank to the companies comprising the Prior Peer Group. The price of the Company's Common Stock increased $6.86 for the three-year "long-term" performance period above, resulting in a 10.23% increase in long-term bonuses.

     For Messrs. Hicks and Haugh and other officers with a two-year long-term performance period, the Company's performance was below the threshold performance levels set by the Committee for both EPS and RONA. The Company's rank relative to the companies comprising the Peer Group was 10th with respect to RONA and 10th with respect to EPS growth. Therefore, if there had been a payout for long-term EPS growth or long-term RONA, no adjustment would have been made based on the Company's relative rank. For the two-year long-term performance period, the price of the Company's Common Stock increased $20.04 which would have resulted in a 37.18% increase in long-term bonuses, if any were being paid.

     Retail EICP. The Retail EICP is modeled after the EICP and provides an opportunity for management employees selected by the Committee to earn annual bonus awards based upon their annual performance as compared to certain predetermined performance targets set by the Committee for gross margin rate, inventory turnover, sales, return on sales or gross margin contribution based upon the executive's area of responsibility. Executives that participate in the Retail EICP with respect to annual awards participate in the EICP with respect to the long-term awards. The annual awards under the Retail EICP are subject to upwards or downwards adjustment based upon the Committee's determination, in its sole discretion. In reviewing Mr. Haugh's award under the Retail EICP, the Committee determined that the award under the Retail EICP did not appropriately reward him for his contributions to the Company during the year. Consistent with the Company's compensation philosophy, the Committee adjusted Mr. Haugh's annual award from 7.33% to 19.83% of base salary.

     The above performance resulted in the following annual and long-term bonus awards before any adjustments by the Committee:

                                                        ANNUAL BONUS AWARD           LONG-TERM BONUS AWARD
                                                    (PERCENTAGE OF BASE SALARY)   (PERCENTAGE OF BASE SALARY)
                                                    ---------------------------   ---------------------------
CEO...............................................            38.39%                        16.07%
President.........................................            31.99%                          0.0%
Each other Executive Officer participating in the
  EICP............................................            23.04%                         9.65%
Each other Executive Officer participating in the
  Retail EICP with a two-year long-term
  performance period in the EICP..................             7.33%                          0.0%

     Long-Term Stock Incentives. Payless may provide for long-term stock incentives with stock options, restricted stock, stock appreciation rights, phantom stock and performance units, which are designed to attract, retain and motivate management employees and relate their compensation directly to the performance of the Company's Common Stock. The mix of such awards is determined by the Committee, in its sole discretion. The Committee has adopted a program for long-term stock incentives with the goals of retaining and motivating executives, providing rewards commensurate with the growth in the value of Payless and aligning management interests more closely with those of Payless' shareowners. As part of this policy, the Committee believes that the long-term incentives provided to the executives of Payless should be targeted at approximately the 50th percentile of the long-term incentive opportunities for comparable positions at the survey companies. For 2000, the long-term stock incentives consisted of grants of stock options and restricted stock to employees, including executive officers, in amounts as determined by the Compensation Committee, in its sole discretion.

     In 2000, the Committee authorized grants of stock options and restricted stock to employees, including executive officers. The awards are intended to serve as the long-term stock incentives for the period 2000-2002. This practice is consistent with the grants of options on shares of the Company's Common Stock and restricted stock made in 1997, which served as the long-term stock incentive for the period 1997-1999. Under the 2000 grant, the CEO received a grant of 11,000 shares of restricted Payless Common Stock and options on 175,000 shares of the Company's Common Stock; the President of Payless received a grant of 7,500 shares of restricted Payless Common Stock and options on 82,500 shares of the Company's Common Stock; the Executive Vice President of Payless received a grant of 9,000 shares of restricted Payless Common Stock and options on 52,000 shares of the Company's Common Stock; and each other executive officer received 2,800 shares of restricted Payless Common Stock and options on 19,500 shares of the Company's Common Stock. The restricted stock awards will vest one-third on each of the second, third and fourth anniversaries of the date of the grant. The stock option awards will vest one-fourth on each of the first four anniversaries of the respective grant dates.

     Consistent with the Company's compensation philosophy, the Committee evaluated the current market for hiring and retaining chief executive officers, compensation for comparable positions at other retail companies of similar size to the Company and the performance of the Company. On March 15, 2001, the Committee authorized the Company granting options on 120,000 shares of the Company's Common Stock to Mr. Douglass. The options will have an exercise price equal to the average of the high and low stock price for the Company's Common Stock on May 25, 2001. The options will vest on 15,000 shares on each of the first two anniversaries of the grant date, on 20,000 shares on each of the third and fourth anniversaries of the grant date, and on 25,000 shares on the fifth and sixth anniversaries of the grant date. In addition, the Committee authorized the grant of options on 280,000 shares of the Company's Common Stock at such time as the 1996 Stock Incentive Plan is amended to permit such a grant or another plan is approved that would permit the grant. The options on 280,000 shares of the Company's Common Stock are to be granted at the average of the high and low trading price on the date of the grant and will vest in equal annual installments on each anniversary of the date of grant through 2007.

     CEO Pay. Based on the Company's compensation philosophy, effective April 30, 2000, the CEO's base salary increased to $800,000. The Committee noted that Mr. Douglass' compensation was below targeted levels.

     The CEO's bonus (both annual and long-term) for 2000 of $423,628 was determined entirely by the quantitative criteria set forth above.

     Executive Stock Ownership. Payless believes that it is important for every executive of Payless to establish and maintain an equity ownership interest in Payless that is significant relative to his or her base salary. Accordingly, in 1997, the Company adopted the following minimum stock ownership guidelines for senior management, including executive officers.

                              OWNERSHIP GUIDELINES

                                                           VALUE OF SHARES OF PAYLESS
                                                             COMMON STOCK OWNED AS
POSITION                                                   A MULTIPLE OF BASE SALARY
--------                                                   --------------------------
CEO....................................................            5.0 Times
President..............................................            3.5 Times
Executive Vice President...............................            2.0 Times
Senior Vice President..................................            1.5 Times
Vice President.........................................            1.0 Times

     These guidelines are expected to be attained by the later of 2004 or within seven years of appointment to one of the above positions. The stock ownership guidelines may be satisfied through direct ownership of shares of Payless Common Stock, including share equivalents under the profit sharing plan and phantom stock under the Deferred Compensation Plan. Restricted shares of Payless Common Stock, however, are not taken into account until they vest.

     Deductibility of Compensation. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Committee currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. The Committee, however, may award non-deductible compensation in circumstances as it deems appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, and other uncertainties including but not limited to the Company's stock price, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) will do so.

    Compensation and Nominating Committee:

     Thomas A. Hays -- Chairman
     Daniel Boggan Jr.
     Mylle B. Mangum
     Irwin Zazulia

                            STOCK PRICE PERFORMANCE

     The graph below compares the cumulative total shareowner return on Payless Common Stock against the cumulative returns of the Standard and Poor's Corporation Composite Index (the "S&P 500 Index") and the Peer Group, some of which are competitors and all of which were used in determining bonuses under the Company's performance based bonus plans.
[LINE GRAPH]

                                                   PAYLESS SHOESOURCE
                                                           INC                    S&P 500 INDEX                PEER GROUP
                                                   ------------------             -------------                ----------
5/6/96                                                   100.00                      100.00                      100.00
8/3/96                                                   112.78                       96.99                      104.29
11/2/96                                                  120.26                      111.31                      109.80
2/1/97                                                   132.16                      124.70                      103.30
5/3/97                                                   151.54                      130.01                      121.37
8/2/97                                                   211.45                      149.83                      158.68
11/1/97                                                  196.48                      144.59                      156.92
1/30/98                                                  229.30                      155.58                      177.53
5/2/98                                                   252.86                      177.11                      226.69
8/1/98                                                   199.12                      177.26                      263.79
10/31/98                                                 165.42                      174.47                      271.09
1/30/99                                                  183.48                      203.89                      353.48
5/1/99                                                   170.71                      232.10                      383.45
7/31/99                                                  190.31                      231.73                      363.77
10/30/99                                                 161.46                      238.46                      429.53
1/29/00                                                  145.16                      244.69                      415.90
4/29/00                                                  194.27                      255.61                      421.15
7/29/00                                                  182.82                      250.60                      435.60
10/28/00                                                 203.96                      242.17                      329.95
2/3/01                                                   245.50                      237.61                      423.81

                   COMPARISON OF 55-MONTH CUMULATIVE RETURNS
              OF THE COMPANY, THE S&P 500 INDEX AND THE PEER GROUP

                                                      MAY 4,     FEBRUARY 3,
                                                       1996         2001
                                                      -------    -----------
Payless...........................................    $100.00      $245.50
S&P 500...........................................     100.00       237.61
Peer Group........................................     100.00       423.81

     The graph assumes $100 was invested on May 4, 1996, (the date of the Spin-Off) in Payless Common Stock, in the S&P 500 Index, and in the Peer Group, and assumes the reinvestment of dividends.

     Companies comprising the Peer Group are: The Gap, Inc., The Limited, Inc., Ross Stores, Inc., The TJX Companies, Inc., Brown Shoe Company, Inc., Footstar, Inc., Genesco Inc., Shoe Carnival, Inc., The Finish Line, Inc., Venator Group, Inc., Target Corporation, Dollar General Corporation, Family Dollar Stores, Inc., and Wal-Mart Stores, Inc.

EXECUTIVE COMPENSATION

     The table below shows the compensation paid or accrued by the Company on behalf of the CEO and the Company's five other most highly compensated executive officers (determined as of the end of the last fiscal year) for the last three fiscal years ended February 3, 2001, January 29, 2000, and January 30, 1999, respectively or such shorter time as they were employed by Payless.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                 LONG-TERM COMPENSATION AWARDS
                                    --------------------------------------   -------------------------------------
                                                                                                         PAYOUTS
                                                                                          SECURITIES    ----------
                                                                OTHER        RESTRICTED   UNDERLYING    LONG-TERM
         NAME AND                                ANNUAL        ANNUAL          STOCK         STOCK      INCENTIVE       ALL OTHER
    PRINCIPAL POSITION       YEAR   SALARY(1)   BONUS(2)   COMPENSATION(3)   AWARDS(4)    OPTIONS (#)   PAYOUTS(5)   COMPENSATION(6)
    ------------------       ----   ---------   --------   ---------------   ----------   -----------   ----------   ---------------
Steven J. Douglass.........  2000   $787,500    $307,120      $ 56,140        $528,688      175,000      $116,508       $  4,932
  Chairman of the Board      1999    731,250     234,375        71,179               0            0       284,453          4,969
  and Chief Executive        1998    656,250     173,003        53,458               0            0       506,250          5,132
  Officer
Ken C. Hicks...............  2000    537,500     175,945        96,318         360,469       82,500             0          4,932
  President                  1999    480,769     130,250       105,774         319,500       65,000        65,710         62,575
Duane L. Cantrell..........  2000    383,475      89,004             0         463,188       52,000        34,423          4,932
  Executive Vice President   1999    365,385      70,313             0               0            0        84,863          4,969
  Operations                 1998    320,000      49,985             0               0            0       146,250          5,132
John N. Haugh..............  2000    325,000      64,447             0         134,575       19,500             0        197,031
  Senior Vice President      1999     56,250      15,235             0               0            0         7,693              0
  Marketing (7)
Ullrich E. Porzig..........  2000    299,600      69,535             0         134,575       19,500        27,834          4,932
  Senior Vice President      1999    289,500      54,938             0               0            0        71,586          4,969
  Chief Financial Officer    1998    276,200      42,910             0               0            0       125,550          5,132
  and Treasurer
Jed L. Norden..............  2000    299,600      69,535             0         134,575       19,500        27,834        401,528
  Senior Vice President      1999    289,500      54,938             0               0            0        71,586          4,969
  Human Resources (8)        1998    276,200      42,910             0               0            0       125,550          5,132

-------------------------

(1) "Salary" reflects amounts paid to or deferred by the named executive officers during each fiscal year. Annual salary changes for each of the named executive officers normally occur on May 1 of each year.

(2) "Annual Bonus" reflects the annual portion of the bonus paid under the Company's EICP or Retail EICP. It also includes amounts deferred by the particular officer.

(3) "Other Annual Compensation" includes forms of compensation required to be reported under applicable SEC rules. For 2000, it includes for Mr. Douglass $25,912 of imputed income due to life insurance and long-term disability insurance coverage paid by Payless, $14,198 of automobile allowance, $13,130 of imputed income due to personal use of an airplane owned by Payless and $2,900 for tax form preparation fees paid by Payless; and for Mr. Hicks $2,135 of imputed income due to life insurance and long-term disability coverage paid by Payless, $15,307 of automobile allowance, $7,436 of imputed income due to personal use of an airplane owned by Payless, $70,000 signing bonus and $1,440 for tax form preparation fees paid by Payless. For 1999, it includes for Mr. Douglass $21,536 of imputed income due to life insurance and long-term disability insurance coverage paid by Payless, $14,661 of automobile allowance, $32,082 of imputed income due to personal use of an airplane owned by Payless and $2,900 for tax form preparation fees paid by Payless; and for Mr. Hicks $268 of imputed income due to life insurance and long-term disability coverage paid by Payless, $11,468 of automobile allowance, $22,718 of imputed income due to personal use of an airplane owned by Payless, $70,000 signing bonus and $1,320 for tax form preparation fees paid by Payless. For 1998, it includes for Mr. Douglass $14,156 of imputed income due to life insurance and long-term disability insurance coverage paid by Payless, $15,475 of automobile allowance, $20,927 of imputed income due to personal use of an airplane owned by Payless and $2,900 for tax form preparation fees paid by Payless.

(4) The dollar value of restricted stock awards is equal to the average of the high and low prices of Payless Common Stock on the date of the grant, multiplied by the total number of shares granted to the named executive officer. Awards of restricted Payless Common Stock were made to all of the named executive officers on March 10, 2000. Mr. Cantrell received an additional award on August 14, 2000. One-third of the shares awarded during fiscal 2000 will vest on each of the second, third and fourth anniversaries of the respective grant dates. For Mr. Haugh, one-third of the shares awarded during fiscal 2000 will vest on each of the first, second and third anniversaries of the grant date. Messrs. Douglass, Cantrell, Porzig and Norden vested on May 14, 2000 in the second one-third of the shares of restricted Common Stock awarded to them in 1997 and all but Mr. Norden will vest in the remaining one-third on May 14, 2001. Mr. Hicks vested on February 11, 2000 in one-half of the restricted Common Stock awarded to him in 1999 and vested in the remaining half on February 11, 2001. The aggregate number of shares of restricted stock on which the restrictions have not lapsed and the value of such restricted stock owned by each of the named executive officers as of the end of fiscal year 2000 (at $70.405 per share, the average of the high and low price) was $1,067,762 for Mr. Douglass, representing 15,166 shares; $739,253 for Mr. Hicks, representing 10,500 shares; $736,859 for Mr. Cantrell, representing 10,466 shares; $197,134 for Mr. Haugh, representing

    2,800 shares; $270,426 for Mr. Porzig, representing 3,841 shares; and $270,426 for Mr. Norden, representing 3,841 shares. Dividends will be paid on restricted shares at the same rate paid to all shareowners, if and when dividends are paid.

(5) "Long-Term Incentive Payouts" represents the long-term portion of the bonus paid under the Company's EICP. It includes amounts deferred by the particular officer. For all executive officers except Messrs. Hicks and Haugh, the long-term performance period is fiscal 1998-2000. For Messrs. Hicks and Haugh, the long-term performance period of the EICP is being phased in and for fiscal 2000 consisted of fiscal 1999 and 2000.

(6) "All Other Compensation" represents the Company's contribution to the named executive officer's account in the Company's profit sharing plan. In addition, "All Other Compensation" includes payments in 2000 to relocate Mr. Haugh ($192,317) and payments in connection with the resignation of Mr. Norden ($396,596), and in 1999 to relocate Mr. Hicks ($57,606).

(7) Mr. Haugh joined the Company on November 29, 1999.

(8) Mr. Norden served as Senior Vice President Human Resources until December 22, 2000. Mr. Norden resigned from the Company effective February 9, 2001.

     Stock Option Awards. The following table provides certain information concerning individual grants of stock options made to the named executive officers during the last fiscal year under the Company's 1996 Stock Incentive Plan.

                       STOCK OPTION GRANTS IN FISCAL 2000

                             NUMBER OF      PERCENT OF
                             SECURITIES    TOTAL OPTIONS
                             UNDERLYING     GRANTED TO
                              OPTIONS      EMPLOYEES IN     EXERCISE PRICE    EXPIRATION     GRANT DATE
NAME                          GRANTED       FISCAL YEAR       PER SHARE          DATE       FAIR VALUE(4)
----                         ----------    -------------    --------------    ----------    -------------
Steven J. Douglass.........    75,000(1)       3.07           $48.0625         3/10/2010     $2,254,050
                               50,000(2)       2.05            54.1875         8/14/2010      1,654,500
                               50,000(3)       2.05            61.84375       11/13/2010      1,882,850
Ken C. Hicks...............    52,500(1)       2.15            48.0625         3/10/2010      1,577,835
                               15,000(2)       0.61            54.1875         8/14/2010        496,350
                               15,000(3)       0.61            61.84375       11/13/2010        564,855
Duane L. Cantrell..........    27,000(1)       1.11            48.0625         3/10/2010        811,458
                               12,500(2)       0.51            54.1875         8/14/2010        413,625
                               12,500(3)       0.51            61.84375       11/13/2010        470,713
John N. Haugh..............    19,500(1)       0.80            48.0625         3/10/2010        586,053
Ullrich E. Porzig..........    19,500(1)       0.80            48.0625         3/10/2010        586,053
Jed L. Norden..............    19,500(1)       0.80            48.0625         3/10/2010        586,053

---------------

(1) These options, granted on March 10, 2000, under the 1996 Stock Incentive Plan, have a term of 10 years. One-fourth of the options will become exercisable on the first through fourth anniversaries of March 10, 2000. These options have an exercise price equal to the average of the high and low trading prices of the Company's stock on the date granted.

(2) These options, granted on August 14, 2000, under the 1996 Stock Incentive Plan, have a term of 10 years. One-fourth of the options will become exercisable on the first through fourth anniversaries of August 14, 2000. These options have an exercise price equal to the average of the high and low trading prices of the Company's stock on the date granted.

(3) These options, granted on November 13, 2000, under the 1996 Stock Incentive Plan, have a term of 10 years. One-fourth of the options will become exercisable on the first through fourth anniversaries of November 13, 2000. These options have an exercise price equal to the average of the high and low trading prices of the Company's stock on the date granted.

(4) The grant date fair values were determined using the Black-Scholes option pricing model. The estimated values under the model are based on assumptions as to variables such as option term, risk-free interest rates, stock price volatility and dividend yield. The actual value, if any, the option holder may realize will depend on the excess of the actual market price of the stock over the exercise price on the date the option is exercised. The grant date fair value calculation is presented in accordance with SEC proxy disclosure requirements. There is no assurance that the value that may be realized by the option holder will be at or near the value estimated by the Black-Scholes model. The model assumes: (a) an option term of 10 years, which represents the length of time between the grant date of options and the latest possible exercise date by the named executive officers; (b) a risk-free interest rate that represents the interest rate on a U.S. Treasury Bond with a maturity date corresponding to that of the option's term; (c) stock price volatility calculated based on the historic volatility of the Company's stock price since April 1996; and (d) dividends at the rate of $0 per share, the annual dividend rate with respect to a share of stock on the grant date.

     The following table presents information with respect to options exercised in fiscal 2000 and unexercised and exercised options held by the named executive officers on February 3, 2001:

                AGGREGATED STOCK OPTION EXERCISES IN FISCAL 2000
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SHARES OF PAYLESS
                                                               COMMON STOCK UNDERLYING           VALUE OF UNEXERCISED
                                                                UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS
                                    SHARES                         FISCAL-YEAR END              AT FISCAL-YEAR END(1)
                                   ACQUIRED       VALUE      ----------------------------    ----------------------------
NAME                              ON EXERCISE    REALIZED    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE    EXERCISABLE
----                              -----------    --------    -------------    -----------    -------------    -----------
Steven J. Douglass..............         0       $      0       221,000         154,125       $4,060,253      $5,808,080
Ken C. Hicks....................         0              0       147,500               0        2,659,738               0
Duane L. Cantrell...............         0              0        68,500          31,438        1,323,915       1,053,356
John N. Haugh...................         0              0        19,500               0          435,679               0
Ullrich E. Porzig...............         0              0        31,375          19,375          731,426         499,489
Jed L. Norden...................    10,175        380,312        31,375          16,700          731,426         499,489

---------------

(1) "In-The-Money Options" are options outstanding at the end of the 2000 fiscal year for which the fair market value of Payless Common Stock at the end of the 2000 fiscal year ($70.405 per share) exceeded the exercise price of the options. Value is determined based on the difference between fair market value at the end of the 2000 fiscal year and the exercise price.

     Long-Term Awards. During the 2000 fiscal year, each of the named executive officers became eligible to receive a potential long-term cash award for the three fiscal years 2000, 2001 and 2002. The following table shows the maximum long-term cash awards payable to each of them for these long-term periods.

                 LONG-TERM INCENTIVE PLAN AWARDS IN FISCAL 2000

                                                                                ESTIMATED MAXIMUM FUTURE
                                             PERFORMANCE OR OTHER PERIOD        PAYOUTS UNDER NON-STOCK
NAME                                         UNTIL MATURATION OF PAYOUT           PRICE BASED PLAN(1)
----                                    -------------------------------------   ------------------------
Steven J. Douglass...................   Three Fiscal Year Period                        $600,000
                                        (2000-2002) Ending 2/1/03
Ken C. Hicks.........................   Three Fiscal Year Period                         343,750
                                        (2000-2002) Ending 2/1/03
Duane L. Cantrell....................   Three Fiscal Year Period                         173,835
                                        (2000-2002) Ending 2/1/03
John N. Haugh........................   Three Fiscal Year Period                         146,250
                                        (2000-2002) Ending 2/1/03
Ullrich E. Porzig....................   Three Fiscal Year Period                         135,810
                                        (2000-2002) Ending 2/1/03
Jed L. Norden (2)....................   Three Fiscal Year Period                         105,630
                                        (2000-2002) Ending 2/1/03

---------------

(1) Estimates are based on annual salaries as of February 3, 2001. Payouts may range from $0 to the "maximum" award value. The estimate above assumes that the individual remains eligible to participate throughout the long-term performance period, the maximum performance goals have been met, the Company's performance compared to the Peer Group is such that no downward adjustment is required for any award and that the stock price has increased sufficiently to result in the maximum stock price adjustment (all as described in the Compensation and Nominating Committee report on pages 6-10). Actual payouts will be based on performance and the executive's average annual salary rate during the applicable performance period. The maximum dollar amount of any such award for any executive for any long-term performance period is $1,850,000 (increased from $1,500,000 as discussed in Proposal III).

(2) Estimate was pro-rated based upon the May 31, 2002, termination date of Mr. Norden's employment agreement in effect when he resigned from the Company.

     Profit Sharing Plans and Supplementary Retirement Plan. The Company's executive officers may participate in the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan. Contributions to this plan are related to the Company's performance each year. Subject to Management's discretion each year, the Company expects to contribute 2.5% of its pretax net profits to this plan annually. Eligible employees are able to voluntarily contribute to the profit sharing plans on both a before-tax and after-tax basis under Section 40l(k) of the Code. Eligible employees are also able to direct that the Company's contribution to their accounts and/or their voluntary contributions be invested in a Payless Common Stock fund or in one of several other investment funds.

     The Company does not have a broad-based, defined benefit retirement plan. The Company does, however, have a supplementary retirement plan (the "Supplementary Plan") covering employees who have had compensation in a calendar year equal to at least twice the amount of "wages" then subject to the payment of old age, survivor and disability insurance Social Security taxes.

     Under the Supplementary Plan, covered employees become entitled to a single life annuity retirement benefit equal to (i) 2% of the average of the highest three out of the last five fiscal years of total annual salary and bonuses (reported as salary and annual and long-term bonus in the Summary Compensation Table) multiplied by their years of service, up to a maximum of 25 years, reduced by (ii) primary Social Security benefits, benefits provided under the Company's profit sharing plan and, benefits under retirement plans operated by May which may be payable to the employee and, if appropriate, by amounts to reflect early retirement. Benefits are payable upon retirement after reaching age 55 and completing at least 5 years of service. The Supplementary Plan also provides that the current CEO is entitled to benefits before reaching age 55 if his employment is terminated without cause (as defined in the Supplementary
Plan), due to disability or due to a "Change in Control of the Company" (as defined in the Supplementary Plan). The minimum benefit under the Supplementary Plan is the amount of benefits provided by the Company which would have been payable under the Company's profit sharing plan and employer provided benefits under the May Profit Sharing Plan and May Retirement Plan, determined without regard to any statutory limits, less the amount of benefits actually payable under those plans.

     The Supplementary Plan provides that, in the event of a "Change in Control of the Company," vesting would be accelerated in limited circumstances and benefits would not be forfeitable.

     The following table shows the estimated aggregate annual benefits payable upon retirement (assuming a retirement in 2000 at age 65) for persons in specified compensation and years of service classifications covered by the Company's profit sharing plan and, if eligible, the Supplementary Plan. The individuals named in the Summary Compensation Table had, as of December 31, 2000, the following years of service, respectively: Mr. Douglass, 25 years; Mr. Hicks, 12 years; Mr. Cantrell, 22 years; Mr. Haugh, 1 year; and Mr. Porzig, 16 years. Mr. Norden resigned from the Company before becoming eligible for benefits under the Supplementary Plan.

                                                        YEARS OF SERVICE
                                                     ----------------------
AVERAGE ANNUAL EARNINGS                                 20       25 OR MORE
-----------------------                              --------    ----------
$  500,000.......................................    $200,000     $250,000
   600,000.......................................     240,000      300,000
   700,000.......................................     280,000      350,000
   800,000.......................................     320,000      400,000
   900,000.......................................     360,000      450,000
 1,000,000.......................................     400,000      500,000
 1,100,000.......................................     440,000      550,000
 1,200,000.......................................     480,000      600,000
 1,300,000.......................................     520,000      650,000
 1,400,000.......................................     560,000      700,000
 1,500,000.......................................     600,000      750,000

     Employment Contracts, Termination of Employment and Change of Control Arrangements. Other than Mr. Norden, each of the executive officers named in the Summary Compensation Table have individual contracts of employment with the Company which expire at various dates on or before May 31, 2007, and which provide for annual base salaries at rates not less than the amounts reported in the Summary Compensation Table, annual and long-term bonuses of up to 187.5 percent of their base salary, restricted stock grants and other benefits generally available to the Company's executive officers. In addition, each of the agreements prohibit each of the executives from entering into competing activities.

     Payless has also entered into Change of Control agreements with the executive officers named in the Summary Compensation Table. Mr. Norden's agreement terminated concurrent with his resignation. The agreements generally provide that the executive is entitled to benefits if the executive is terminated for other than cause, death, or disability or if the executive terminates for "Good Reason" (as defined in the agreement) (i) within three years of a "Change of Control" (as defined in the agreement) occurring; or (ii) within twelve months of a "Potential Change of Control" (as defined in the agreement). A termination by an executive within 30 days after the first anniversary of a Change of Control will be deemed a termination for Good Reason. Under the agreements, a Change of Control would include any of the following events: (i) any "person," as defined in the Exchange Act, acquires 20% or more of the Company's voting securities; (ii) a majority of the Company's Directors are replaced and not approved by the "Incumbent Board" (as defined in the agreement); (iii) consummation of certain mergers or a sale of all or substantially all of the Company's assets; or (iv) shareowners approve a liquidation of the Company. Upon a covered termination of employment, the agreements provide a lump sum payment equal to the aggregate of (i) three times the sum of (x) base salary at termination or, if greater, base salary immediately prior to the change of control plus (y) highest bonus in previous three years or the bonus paid in the most recently completed fiscal year following a Change of Control and (ii) a cash payment for cancellation of stock options or stock appreciation rights. Each agreement also provides that the executive shall receive (i) three years of continued participation (or such longer period as is provided in such plan) in the Company's welfare benefit plans plus any benefit the executive would receive with an additional five years of age and service under the Company's post retirement programs; (ii) unreduced benefits under the Company's Supplementary Retirement Plan if the executive is between 50 and 55 and is terminated within five years of a Change of Control; and (iii) outplacement benefits. The agreements also provide a "tax gross-up" payment if such payment would result in the executive receiving at least 110 percent of the safe harbor amount and in the event that any payment does not meet the 110 percent threshold, the payments are reduced so that no excise tax is imposed.

     In addition, in the event of a Change in Control, (i) amounts deferred under the Company's deferred compensation plan will be immediately distributed to participants in a lump sum cash payment, (ii) all options and stock appreciation rights outstanding on that date will become immediately and fully exercisable, (iii) all restrictions on any restricted or phantom stock units will lapse and such shares and units will become fully vested and (iv) any performance units will be earned and become fully payable.

     Consulting Contract with Jed L. Norden. On December 22, 2000, the Company entered into a one-year consulting contract with Jed L. Norden. Mr. Norden will provide up to 40 days of consulting services during the contract for which he will be paid $100,000 at the end of each fiscal quarter. Mr. Norden has also agreed not to enter into certain competing activities during the term of his consulting contract and for a period of one year from the earlier of February 9, 2002, or the actual termination of his consulting contract.

BENEFICIAL STOCK OWNERSHIP OF DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND PERSONS OWNING MORE THAN FIVE PERCENT OF COMMON STOCK

     The following table sets forth certain information known to the Company regarding beneficial ownership of Payless Common Stock as of April 9, 2001, (including shares of the Company's Common Stock held in the Payless profit sharing plan account for executive officers) by (a) each person known by Payless to own beneficially more than 5% of the Payless Common Stock, (b) each Director and nominee for election as a Director of Payless and each of the executive officers named in the Summary Compensation Table on page 12, and all current Directors, nominees and executive officers as a group. The shares allocated to the accounts of participants named below in the Payless profit sharing plan constitute less than one percent of Payless

Common Stock (see note (4) below). On April 9, 2001, there were 22,174,647 shares of Payless Common Stock outstanding.

                                                                SHARES BENEFICIALLY
                                                                    OWNED AS OF        PERCENT
NAME                                                               APRIL 9, 2001       OF CLASS
----                                                            -------------------    --------
HOLDERS OF MORE THAN FIVE PERCENT OF COMMON STOCK
ESL (1).....................................................         2,733,100          12.3%
Barclays Global Investors (2)...............................         1,345,387           6.1%
Franklin Mutual Advisors, LLC (3)...........................         1,166,626           5.3%
DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS (4)
Daniel Boggan Jr. (5).......................................                 0              *
Howard R. Fricke (5)(6).....................................             7,070              *
Thomas A. Hays (5)(7).......................................            24,575              *
Mylle B. Mangum (5).........................................               100              *
Michael E. Murphy...........................................             5,933              *
Robert L. Stark (5).........................................             3,166              *
Irwin Zazulia (5)...........................................               277              *
Steven J. Douglass (8)......................................           231,414           1.0%
Ken C. Hicks (8)(9).........................................            36,373              *
Duane L. Cantrell (8)(9)....................................            60,223              *
John N. Haugh (8)...........................................             7,700              *
Jed L. Norden (10)..........................................                79              *
Ullrich E. Porzig (8)(11)...................................            42,227              *
All directors, nominees and Executive officers as a group (8
  Persons) (5)(8)(9)........................................           475,348           2.1%

---------------

* Less than one percent.

 (1) Information based on Form 4 filed on April 10, 2001. Includes 1,786,951 shares owned by ESL Partners, L.P., 65,655 shares owned by ESL Institutional Partners, L.P. and 484,978 shares owned by ESL Investors, L.L.C., each at One Lafayette Place, Greenwich, CT 06830 and 395,516 shares owned by ESL Limited, Hemisphere House, 9 Church Street, Hamilton, Bermuda.

 (2) Information based on Form 13G filed on February 14, 2001. Includes 1,231,442 shares owed by Barclays Global Investors, N.A., and 79,095 shares owned by Barclays Global Fund Advisors, each at 45 Freemont Street, San Francisco, CA 94105, 2,691 shares owned by Barclays Funds Limited, Gredley House, 11 The Broadway, Stratford, England E15 4BJ, and 32,159 shares owned by Barclays Global Investors, LTD., Murray House, 1 Royal Mint Court, London, England EC3 NHH.

 (3) Information based on Amendment 2 to Schedule 13G filed on January 24, 2001. The address of Franklin Mutual Advisers, LLC is 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

 (4) The Payless profit sharing plans provide for an investment fund which is invested in shares of Payless Common Stock (the "Payless Profit Sharing Plan Common Stock Fund"). As of April 9, 2001, the trusts under the Payless profit sharing plans owned approximately 571,870 shares of Payless Common Stock (approximately 2.6% of the shares of Payless Common Stock outstanding) in the Payless Profit Sharing Plan Common Stock Fund. Shares shown as beneficially owned by the persons referred to in the table include any shares allocated to their accounts under the Payless profit sharing plans.

 (5) Does not include units credited to non-employee Director's accounts under the Deferred Compensation Plan for Non-Management Directors. As of April 9, 2001, the following Directors had the indicated units credited to their account under the plan: Mr. Boggan -- 3,236 units; Mr. Fricke -- 1,863 units; Mr. Hays -- 1,863 units; Ms. Mangum -- 3,145 units; Mr. Stark -- 1,863 units; and Mr. Zazulia -- 1,000 units. At the end of the deferral period, the units will be paid out in an equivalent number of shares of Payless Common Stock.

 (6) Includes 4,000 shares owned by Mr. Fricke's spouse.

 (7) Includes 21,505 shares held by a limited partnership of which Mr. Hays is a general and limited partner. Mr. Hays disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

 (8) Shares shown as beneficially owned include shares subject to options which are presently exercisable or which will become exercisable on or before June 8, 2001, as follows: Steven J. Douglass -- 172,875 shares; Ken C. Hicks -- 13,125 shares; Duane L. Cantrell -- 38,188 shares; John N.
     Haugh -- 4,875 shares; Ullrich E. Porzig -- 24,250 shares; all Directors, nominees and executive officers as a group -- 294,313 shares.

 (9) Does not include units credited to accounts under the Company's Deferred Compensation Plan. As of April 9, 2001, the following officers had the indicated units credited to their accounts under the plan: Mr. Hicks--3,053 units and Mr. Cantrell -- 6,165 units. At the end of the deferral period, the units will be paid out in an equivalent number of shares of Payless Common Stock.

(10) Mr. Norden resigned from the Company effective February 9, 2001.

(11) Mr. Porzig's ownership includes 12,029 shares held by family trusts and 128 shares owned by his children.

         PROPOSAL II: RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS
                  INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2001

PROPOSAL II ON THE ACCOMPANYING PROXY CARD.

     Upon recommendation of the Audit and Finance Committee, the Board appointed Arthur Andersen LLP ("AA"), independent public accountants, as auditors of Payless and its subsidiaries for the fiscal year ending February 2, 2002, subject to ratification by the shareowners at the Annual Meeting.

     A member of the firm of Arthur Andersen LLP will be present at the meeting to make such statements as that firm may desire and to answer any questions by shareowners.

FEES BILLED TO COMPANY BY AA DURING FISCAL 2000:

     Audit Fees:

     Audit fees billed or expected to be billed to the Company by AA for audit of the Company's annual financial statements for the fiscal year ended February 3, 2001 and for the review of the Company's quarterly financial statements included in the Company's quarterly reports on Form 10-Q totaled $265,000.

     All Other Fees:

     Fees billed to the Company by AA (including services rendered by Andersen Consulting, now known as Accenture, for the period February 2, 2000 through August 7, 2000) for all other non-audit services rendered to the Company, including tax related services performed during fiscal 2000 totaled $2,480,000, of which $1,150,000 was billed by AA and $1,330,000 was billed by Accenture.

     Shareowner ratification of the selection of AA as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal requirement. However, the Board is submitting the selection of AA to the shareowners for ratification as a matter of good corporate practice. If shareowners fail to ratify the selection, the Audit and Finance Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareowners.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of AA as the Company's independent public accountants for the fiscal year ending February 2, 2002. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against this proposal. Broker non-votes are counted towards a quorum, but are not counted in determining whether this proposal has been approved.

                THE BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF
       PAYLESS COMMON STOCK VOTE IN FAVOR OF PROPOSAL II, AND YOUR PROXY
                 WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                               * * * * * * * * *

              PROPOSAL III: APPROVE THE PERFORMANCE GOALS FOR THE
         PAYLESS SHOESOURCE, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN

PROPOSAL III ON THE ACCOMPANYING PROXY CARD.

     The Executive Incentive Compensation Plan for Payless Executives (the "EICP") is a performance-based bonus plan for management employees of the Company. It provides opportunities for designated management employees to earn substantial rewards for superior performance. The EICP was adopted in 1996 and approved by the shareowners in 1997 to comply with the performance-based compensation standards of Section 162(m) of the Code so that awards under the EICP would be deductible compensation.

     The Company's basic compensation philosophy is that its compensation program should (1) attract, retain and motivate highly qualified executives, (2) be competitive, (3) align the executive's compensation with the Company's objectives; and (4) be related to the value created for shareowners. Following this compensation philosophy, and considering the current market for hiring and retaining CEOs, and the compensation for CEOs at other retail companies of similar size to the Company, the Compensation and Nominating Committee of the Board of Directors amended the EICP on November 16, 2000, to increase the maximum Annual Award that can be achieved by the Chairman of the Board and Chief Executive Officer from 75% to 112.5% of base salary beginning with fiscal year 2001, and to increase the maximum dollar amount of any Annual Award for any participant for any fiscal year from $1,500,000 to $1,850,000.

     This Proposal III seeks to approve the performance goals under the EICP, as recently amended, to comply with Section 162(m) of the Code which requires that shareowners approve the material terms of the performance goals of the EICP at least every five years or upon their change to preserve the tax deductibility of awards under the EICP. If approved, the material terms of the performance goals are intended to be in force for the next five years unless, where required, prior shareowner approval is obtained to amend these terms. Following is a summary of the primary features of the EICP and is qualified in its entirety by the complete text of the EICP, attached to this proxy statement as Appendix B. Capitalized terms used, but not defined in this summary, have the meaning contained in the EICP.

SUMMARY OF THE PRIMARY FEATURES OF THE EICP.

     General. The EICP provides for Annual and Long-Term Awards based on (i) actual results as compared to pre-established financial performance targets,
(ii) the Company's performance relative to certain peer companies (the Peer Group described in the Compensation and Nominating Committee Report), and (iii) for Long-Term Awards only, changes in the Company's stock price. The EICP is administered by the Compensation and Nominating Committee of the Board of Directors ("Committee"), whose members are "outside directors" under Section 162(m) of the Code.

     EICP Benefits. The Summary Compensation Table on page 12 sets forth the compensation paid for fiscal 2000 pursuant to the EICP to the named executives officers. Eight individuals (including all of the named executive officers except Mr. Haugh) were eligible to receive Annual Awards under the EICP for fiscal 2000 and 16 individuals (including all of the named executive officers) were eligible to receive Long-Term awards under the EICP for fiscal 2000. Those individuals received $905,255 in Annual Awards and $382,484 in Long-Term Awards. There are no other participants in the EICP. The benefits that will be received by individual persons for future periods are not currently determinable (since they are dependent on performance). However, the following table shows the estimated target payments with respect to the Fiscal Year 2001 Annual and Long-Term Award Periods.

                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                             FOR PAYLESS EXECUTIVES

                                                             TARGET VALUE OF AWARD(1)
                                            ----------------------------------------------------------
                                                   ANNUAL                 LONG-TERM
                                            ---------------------   ---------------------
                                               EPS        RONA         EPS        RONA
NAME AND POSITION                           FACTOR(2)   FACTOR(2)   FACTOR(3)   FACTOR(3)     TOTAL
-----------------                           ---------   ---------   ---------   ---------   ----------
Steven J. Douglass........................  $300,000    $300,000    $133,360    $133,360    $  866,720
Chairman of the Board
and Chief Executive Officer
Ken C. Hicks..............................   114,583     114,583      76,395      76,395       381,956
President
Duane L. Cantrell.........................    57,945      57,945      38,630      38,630       193,150
Executive Vice President Operations
John N. Haugh.............................        (4)         (4)     32,500      32,500        65,000
Senior Vice President Marketing
Ullrich E. Porzig.........................    45,270      45,270      30,180      30,180       150,900
Senior Vice President
Chief Financial Officer
All Executive Officers as a Group (7
  people).................................   601,978     601,978     405,373     405,373     2,014,702

---------------

(1) Depending upon the extent that performance goals are achieved, actual awards with respect to each factor, before adjustment as described below, may range from 50% of target value for threshold performance to 150% of the target value for maximum performance. No awards are payable for below threshold performance. The long-term awards otherwise payable may be increased by 50% or decreased by up to 25% based on changes in the market price of the Company's stock over the performance period. The target levels do not reflect any adjustment for changes in the market price of the Company's stock over the performance period.

(2) See "Annual Awards and Performance Goals" below for a discussion of these factors.

(3) See "Long-Term Awards and Performance Goals" below for a discussion of these factors.

(4) The Annual Awards for Mr. Haugh are determined under the Retail EICP rather than under the EICP. While the performance criteria are different under the Retail EICP than under the EICP, the size of the opportunity for an Annual Award is the same.

     Eligibility. Management employees of the Company and its subsidiaries are eligible to participate in the EICP. For 2001 seven individuals (including all of the named executive officers except Mr. Haugh) are eligible to participate in the EICP with respect to Annual Awards and 14 individuals (including all of the named executive officers) are eligible to participate in the EICP with respect to Long-Term Awards. The Compensation Committee designates participants for a particular Annual and/or Long-Term Performance Period. Performance periods are measured on a Fiscal Year basis.

     Annual Awards and Performance Goals. Annual Awards are calculated as a percentage of the Participant's base salary on November 1 of the Fiscal Year. The EICP requires the Committee to establish a maximum percentage that a Participant may earn under the EICP as an Annual Award for any annual performance period. Initially, the maximum percentage was 30%. Under the EICP, the Committee has the discretion to increase the maximum percentage for any annual performance period to 75% for the CEO, 62.5% for the President and 45% for the other executive officers. Pursuant to such authority, beginning with Fiscal Year 1997, the Committee increased the maximum percentages to 75% for the CEO, 62.5% for the President and 45% for the other executive officers. As noted above, the Committee has amended the EICP beginning with Fiscal Year 2001 to increase the maximum percentage for the CEO to 112.5%. The maximum dollar amount of any Annual Award is $1,850,000 (increased from $1,500,000).

     The financial performance measures for Annual Awards are EPS Growth and RONA as disclosed in the Company's annual report and as may be adjusted by the Committee and certified by the Company's independent certified public accountants to exclude non-recurring or extraordinary items that the Committee determines are not representative of the Company's ongoing operations. The Committee establishes threshold, target and maximum performance objectives with respect to EPS Growth and RONA for each Participant for each annual performance period. Initially, for each of EPS Growth and RONA the percentages of base salary which a participant could earn were 5% for performance equal to the threshold objective; 10% for performance equal to the target objective; and 15% for performance equal to or exceeding the maximum objective. Pursuant to authority granted the Committee under the EICP, beginning with the Fiscal Year 1997 performance period, the percentages of base salary which a Participant may earn for each of EPS Growth and RONA was increased as follows: for performance equal to the threshold objective, 12.5% for the CEO, 10.42% for the President and 7.5% for the other executive officers; for performance equal to the target objective, 25% for the CEO, 20.83% for the President and 15% for the other executive officers; and for performance equal to or exceeding the maximum objective, 37.5% for the CEO, 31.25% for the President and 22.5% for the other executive officers. With the amendment to the EICP on November 16, 2000, beginning with Fiscal Year 2001, the CEO may earn 17.5% of base salary for each of EPS Growth and RONA for performance equal to the threshold objective, 37.5% for performance equal to the target objective and 56.25% for performance equal to or exceeding the maximum objective. For actual performance that falls between the threshold and maximum annual objective, the percentage of base salary earned is prorated.

     Annual Awards are subject to an automatic upward or downward adjustment to reflect the Company's performance as compared to peer companies. Each financial measure is ranked with the comparable financial measure of a group of peer companies designated in advance by the Committee. The Company's relative rank is determined based on data reviewed by the Company's independent public accountants. The relative rank adjustment varies depending on the number of peer companies designated by the Committee. Beginning with Fiscal Year 1999, the Committee designated 14 peer companies (the Peer Group described in the Compensation and Nominating Committee Report). If the Company were to rank first through fourth in comparison with peer companies, the award for that measure is not less than target level; if the Company ranks fifth through seventh, the award for that measure is not less than threshold level; and if the Company ranks twelfth through fifteenth, the award for that measure is not more than threshold level. In each case, the Company's relative rank is determined based on data reviewed by the Company's independent public accountants.

     Long-Term Awards and Performance Goals. Generally, each Long-Term Performance Period consists of three consecutive Fiscal Years. Long-Term Performance Periods operate concurrently (that is, a new performance period commences annually). Long-Term Awards are calculated as a percentage of the Participant's average base salary over the performance period.

     The financial performance measures for Long-Term Awards are EPS Growth and RONA. EPS Growth is measured by the compound annual growth rate over the performance period. RONA is measured by averaging the returns for each Fiscal Year of the performance period.

     As with the Annual Award portion of the EICP, the Committee establishes a maximum percentage of Participant's average base salary for Long-Term Awards that may be earned for such Long-Term Performance Period. Generally, the maximum percentage that a Participant may earn under the EICP as a Long-Term Award for any Long-Term Performance Period (before any share price adjustment) is 30%. Under the EICP, the Committee has the discretion to increase the maximum percentage for any Long-Term Performance Period (before any price adjustment) to 75% for the CEO and 62.5% for the President. Pursuant to such authority, the Committee increased the maximum percentages for Fiscal Year 1997 and beyond to 50% for the CEO and 41.66% for the President (before any share price adjustment). The maximum dollar amount of any Long-Term Award is $1,500,000.

     The Committee establishes threshold, target and maximum performance objectives with respect to the EPS Growth and RONA for each Participant for each Long-Term Performance Period. Generally, for each of EPS Growth and RONA, the percentages of average base salary which a Participant may earn (before any share price adjustment) are 5% for performance equal to the threshold objective; 10% for performance equal to the target objective; and 15% for performance equal to or exceeding the maximum objective. Pursuant to authority granted the Committee under the EICP, beginning with Long-Term performance periods ending in Fiscal Year 1997 and beyond, the percentages of average base salary which the CEO and President may earn for each of EPS Growth and RONA (before any share price adjustment) are: for performance equal to the threshold objective, 8.33% for the CEO and 6.94% for the President; for performance equal to the target objective, 16.67% for the CEO and 13.89% for the President; and for performance equal to or exceeding the maximum objective, 25% for the CEO and 20.83% for the President.

     As with the Annual Award portion of the EICP, Long-Term Awards are subject to adjustment based on the Company's relative ranking compared to a group of peer companies designated by the Committee (the Peer Group described in the Committee Report). Long-Term Awards are also adjusted to reflect changes in the market value of the Company's Common Stock over the performance period. The award earned is increased or decreased in direct proportion to the percentage increase or decrease in the market price, subject to a maximum increase of 50% of such award and maximum decrease of 25% of such award.

     Discretionary Adjustments of Awards and Percentages. The Committee may adjust the Annual and Long-Term Awards of any Participant upward or downward in its sole discretion. The Committee may not, however, make discretionary upward adjustments in awards of a Covered Employee (as defined in Section 162(m) of the Code, the CEO and the four highest compensated officers (other than the CEO) included in the Summary Compensation Table). No awards will be paid to a Covered Employee until the Committee certifies in writing that the terms of the EICP have been satisfied.

     Amendment and Termination. The Committee may amend or terminate the EICP at any time, subject to the rights of Participants to awards for performance periods which have been commenced prior to such amendment or termination, except that shareholder approval shall be sought for any change requiring such approval under Section 162(m) of the Code.

     The Board recommends a vote for approval of the performance goals. If the foregoing proposal is not approved by shareowners, the Committee retains the right to pay each affected Participant otherwise eligible for such Annual and Long-Term Awards based on the criteria established by the Committee, and the Committee may consider alternative ways to structure cash incentive compensation so as to be deductible under Section 162(m) of the Code, however, there can be no assurance that the Committee will be able to do so.

     The affirmative vote of the holders of a majority of shares represented and entitled to vote at the meeting will be required to approve this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes are counted towards a quorum, but are not counted in determining whether this proposal has been approved.

                THE BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF
       PAYLESS COMMON STOCK VOTE IN FAVOR OF PROPOSAL III, AND YOUR PROXY
                 WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.
                               * * * * * * * * *

       PROPOSAL IV: APPROVE THE AMENDMENT OF THE PAYLESS SHOESOURCE, INC.
                    DEFERRED COMPENSATION 401(K) MIRROR PLAN

PROPOSAL IV ON THE ACCOMPANYING PROXY CARD.

     Under the Company's Deferred Compensation 401(k) Mirror Plan, (the "Mirror Plan"), participation is limited to "highly compensated" management employees determined by the Committee (as hereinafter defined).

     Currently the Mirror Plan offers eight investment options. Because of the Company's strong belief that it is important for employees to have a significant stake in the Company, the Company is seeking approval to amend the Mirror Plan to allow employees the option of investing in a fund consisting primarily of the Company's Common Stock. Any Common Stock of the Company to be acquired by the Mirror Plan will be acquired through market transactions. The Company will not receive any proceeds from acquisitions of Common Stock by the Mirror Plan and no additional shares will be issued by the Company as a result of the Mirror Plan. Because this amendment merely provides an additional investment option and investments in the Mirror Plan are made from deferred salary and bonuses, there are no monetary benefits to be paid by the Company or received by employees as a result of an employee's participation in the Plan.

     The complete text of the Mirror Plan is set forth Appendix C. The following summary of the Mirror Plan does not purport to be complete and is qualified by reference to the Mirror Plan.

     General. The Mirror Plan permits employees at the director level and above who are considered to be "highly compensated executives" to defer up to 50% of their annual salary and up to 100% of their bonus. The Mirror Plan is unfunded and unsecured. No cash or other property is put in trust, pledged or otherwise set aside to secure payment of benefits under the Mirror Plan. Benefits of the Mirror Plan are general obligations of Payless ShoeSource, Inc.

     Administration and Eligible Employees. The Mirror Plan Committee is comprised of the Senior Vice President-Chief Financial Officer, Senior Vice President for Human Resources, Senior Vice President-General Counsel and Secretary, Vice President and Controller and Vice President of Compensation and Benefits. Responsibility for the day-to-day administration of the Plan has been delegated by the Committee to the Payless Vice President of Compensation and Benefits. American Express Trust Company has been retained to provide administrative services related to the Mirror Plan. Participation in the Mirror Plan is limited to "highly compensated" management employees determined by the Committee. As of February 4, 2001, approximately 190 management employees, including executive officers named in the Summary Compensation Table, were eligible to participate in the Mirror Plan.

     Change in Control. In the event of a change in control of Payless, all accounts will be distributed in a lump sum cash payment to the participants.

     Amendment or Termination. Although it is anticipated that the Mirror Plan will continue for an indefinite period of time, prior to a change in control, the Company has the right to discontinue its sponsorship of the Mirror Plan at any time. If the Company discontinues its sponsorship of the Mirror Plan for all participants, account balances will be treated as if the employee terminated or if eligible, retired, except that the Company will determine whether to pay the distributions in a lump sum or annual installments. If the Company terminates its sponsorship of the Mirror Plan for less than all participants, then the Company can choose to make distributions to those participants in a lump sum.

     Federal Tax Consequences. Because of the nature of the Mirror Plan the tax consequences may vary by participant. Annual salary and bonus deferrals made under the Mirror Plan are generally not subject to current income taxation. Instead, deferrals are generally not taxed until employees receive a distribution or deferrals are otherwise made available to them. The tax treatment, which prevents deferrals from being subject to current income taxation until distributed, is possible because deferrals under the Mirror Plan remain subject to the claims of the Company's creditors. In rare circumstances, current payment of compensation may be required so that the Company can comply with the law regarding the withholding of taxes. Notwithstanding any election to defer, the Committee or its delegate may direct the current payment of any portion of compensation in those circumstances

     If shareowners do not vote for approval of this proposal, the Mirror Plan will not be amended to allow for participants to invest in a fund which primarily invests in Payless Common Stock.

     The affirmative vote of the holders of a majority of shares represented and entitled to vote at the meeting will be required to approve this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes are counted towards a quorum, but are not counted in determining whether this proposal has been approved.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT HOLDERS OF
       PAYLESS COMMON STOCK VOTE IN FAVOR OF PROPOSAL IV, AND YOUR PROXY
                 WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                             * * * * * * * * * * *

                             ADDITIONAL INFORMATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

     Section 16(a) of the Exchange Act requires the Company's Directors, executive officers and greater than ten percent beneficial owners ("Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Payless Common Stock. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure by the Reporting Persons to file by these dates. During the fiscal year that ended February 3, 2001, to the Company's knowledge, all Section 16(a) filing requirements applicable to Reporting Persons were timely met, except that Mr. Ullrich E. Porzig inadvertently did not file timely six reports covering eight transactions transferring shares from direct ownership to indirect ownership through trusts and a custodial account, and Mr. Gary M. Stone inadvertently did not file timely one report covering a transaction transferring shares from direct ownership to indirect ownership through a trust. Each of the transactions has since been reported to the Securities Exchange Commission.

OTHER BUSINESS:

     Under the laws of the State of Delaware, where Payless is incorporated, no business other than procedural matters may be raised at the annual meeting unless proper notice to the shareowners has been given. We do not expect any business to come up for shareowner vote at the meeting other than the items described in this booklet. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

PERSONS WITH DISABILITIES:

     We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plans to attend. Please call or write the Secretary at least two weeks before the meeting at the number or address under "Questions" on page 26.

OUTSTANDING SHARES:

     On April 9, 2001, the record date, 22,174,647 shares of Common Stock were outstanding. Each share of common stock has one vote.

HOW WE SOLICIT PROXIES:

     In addition to this mailing, Payless employees may solicit proxies personally, electronically or by telephone. The Company pays the costs of soliciting this proxy. We are paying D.F. King & Co., Inc. a fee of $9,000.00 plus expenses to help with the solicitation. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

SHAREOWNER PROPOSALS FOR NEXT YEAR:

     The deadline for shareowner proposals for next year's meeting is December 20, 2001. On written request, the Secretary will provide detailed instructions for submitting proposals.

QUESTIONS:

     If you have questions or need more information about the Annual Meeting of Shareowners, write to:

        Secretary
        Payless ShoeSource, Inc.
        3231 South East Sixth Avenue
        Topeka, KS 66607-6182

or call us at (785) 233-5171.

     For information about your record holdings you may call Payless Shareowner Services at 1-800-884-4225. For information about your holdings in the Payless Stock Ownership Plan you may call 1-888-744-7463. We also invite you to visit the Company's Internet site at HTTP://WWW.PAYLESS.COM. Internet site materials are for your general information and are not part of this proxy solicitation.

                                          By Order of the Board of Directors,

                                          William J. Rainey
                                          Secretary
April 19, 2001

                                                                      APPENDIX A

                  CHARTER FOR THE AUDIT AND FINANCE COMMITTEE

FUNCTION

     The Audit and Finance Committee shall aid the Board of Directors in undertaking and fulfilling its responsibilities for financial reporting to the public, shall provide support for management's efforts to enhance the quality of the Company's controls and shall work to provide appropriate avenues of communication between the Board of Directors and the Company's external and internal auditors. In addition, the Committee shall review the financial policies, plans and structure of the Company.

COMPOSITION AND TERM

     The Committee shall be a Committee of the Board and shall consist exclusively of non-management directors (not less than three).

     The Committee members shall be appointed for one year terms at the annual meeting of the Board, upon the recommendation of the Compensation and Nominating Committee. The chairman shall be designated by the Board. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange, Inc. as such requirements are interpreted by the Board in its business judgement.

ADMINISTRATIVE MATTERS

     The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than three times each year. The Committee shall report to the full Board of Directors at the first Board meeting following each such Committee meeting.

     The Company's internal and external auditors shall attend at least one of the Committee's meetings each year. The Committee shall provide the internal and external auditors with appropriate opportunities to meet privately with the Committee. Prior to the public release of quarterly and annual earnings, such public release shall be reviewed either with the Chairman of the Committee or if the Chairman is unavailable, with another Committee member designated by the Committee or Chairman. The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee.

DUTIES AND RESPONSIBILITIES

     The duties of the Committee shall include the following:

(1) make recommendations to the Board of Directors as to: (a) the selection of the firm of independent public accountants and auditors to examine the books and accounts of the Company for each fiscal year (including a review of the independence of the independent public accountants and auditors) which firm is ultimately accountable to the Committee and the Board; (b) the proposed arrangements for the independent public accountants and auditors for each fiscal year, including the scope of the examination, the proposed fees and the reports to be rendered; and (c) the advisability of having the independent public accountants and auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters;

(2) review the results of the audit for each fiscal year of the Company, which review should cover and include, among other things, the audit report, the published financial statements, the "Memorandum Regarding Accounting Procedures and Internal Control" prepared by the independent public accountants and auditors, any other pertinent reports and management's responses concerning that memorandum and any material accounting issues among management, the Company's internal audit staff and the independent public accountants and auditors;

(3) review such accounting policies (and changes therein) of the Company as are deemed appropriate for review by the Committee;

(4) review the coordination between the independent public accountants and auditors and the Company's internal auditing group and review the scopes and procedures of the Company's internal audit work and whether such scopes and procedures are adequate to attain the internal audit objectives, as determined by the Company's management and approved by the Committee and review the quality and composition of the Company's internal audit staff;

(5) evaluate the performance of the independent auditor and, if so determined by the Committee, recommend that the Board replace the independent auditor;

(6) prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

(7) review and reassess the adequacy of the Committee charter on an annual basis; and

(8) review and make recommendations, when appropriate, to the Board with respect to the following matters:

     - the financial policies of the Company, including but not limited to debt ratings, short term vs. long term debt positions, debt/equity ratios, fixed charge coverage, working capital and bank lines and dividend policy;

     -    the long-range financial plans of the Company;

     - the Company's capital expenditure program including rate of return standards and evaluation methods;

     -    specific debt and/or equity placement activities;

     - external financial relationships (with investment bankers, commercial bankers, insurance companies, etc.)

     -    financial public relations and communication programs;

     -    profit sharing plan investments;

     -    financial aspects of proposed acquisitions and/or divestitures; and

     -    insurance and risk management program.

     The Committee shall also undertake such additional activities within the scope of its primary function as the Committee may from time to time determine. It is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent accountant and auditors. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the Company's independent accountants and auditor, or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                                                      APPENDIX B

                            PAYLESS SHOESOURCE, INC.
                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                           AMENDED NOVEMBER 16, 2000

     This document constitutes and sets forth the terms of the Payless ShoeSource, Inc. Executive Incentive Compensation Plan for Payless Executives.

     Section 1. PURPOSES OF THE PLAN. The purposes of the Plan are (i) to provide a means to attract, retain and motivate talented personnel and (ii) to provide to participating management employees added incentive for high levels of performance and for additional effort to improve the Company's financial performance. Payments of awards under this Plan are intended to qualify for tax deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding any other provisions of this Plan, if any decision must be made before a specified date in order for payments to qualify for such tax deductibility under the tax rules in effect from time to time, then such decision is to be made before such date.

     Section 2. DEFINITIONS. Whenever used herein, the following terms shall have the following meanings:

     a. "Annual Award" means, for a Participant for a Fiscal Year, the product of the Participant's Minimum Annual Compensation for such Fiscal Year multiplied by the aggregate of:

          i. the Participant's Annual EPS Factor for such Fiscal Year, plus

          ii. the Participant's Annual RONA Factor for such Fiscal Year.

     b. "Annual EPS Factor" means, for a Participant for a Fiscal Year (i) five percent, if actual EPS Growth for such Fiscal Year equals or exceeds the Participant's Threshold Annual EPS Growth Objective for such Fiscal Year, plus
(ii) ten percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual EPS Growth for such Fiscal Year less the Participant's Threshold Annual EPS Growth Objective for such Fiscal Year and the denominator of which is the Participant's Maximum Annual EPS Growth Objective for such Fiscal Year less the Participant's Threshold Annual EPS Growth Objective for such Fiscal Year; provided, however,

          i. that the Annual EPS Factor shall be subject to adjustment as provided in Section 6(b);

          ii. that the percentages referred to in this definition may be adjusted by the Committee as provided in Section 4(b); and

          iii. that the percentages referred to in this definition may be adjusted by the Committee as provided in Section 4(c).

     c. "Annual RONA Factor" means, for a Participant for a Fiscal Year (i) five percent if actual RONA for such Fiscal Year equals or exceeds the Participant's Threshold Annual RONA Objective for such Fiscal Year, plus (ii) ten percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual RONA for such Fiscal Year less the Participant's Threshold Annual RONA Objective for such Fiscal Year and the denominator of which is the Participant's Maximum Annual RONA Objective for such Fiscal Year less the Participant's Threshold Annual RONA Objective for such Fiscal Year; provided, however,

          i. that the Annual RONA Factor shall be subject to adjustment as provided in Section 6(b);

          ii. that the percentages referred to in this definition may be adjusted by the Committee as provided in Section 4(b); and

          iii. that the percentages referred to in this definition may be adjusted by the Committee as provided in Section 4(c).

     d. "Average Annual Compensation" means, for a Long-Term Performance Period, the Participant's average annual salary rate during such period, determined on a monthly basis, or such lesser amount as the Participant and the Company shall agree to, in writing.

     e. "Board" means the Board of Directors of the Company.

     f. "Committee" means a committee designated by the Board, which shall consist of not less than two members of the Board who shall be appointed by and serve at the pleasure of the Board and who shall be "outside" directors within the meaning of Section 162(m) of the Code.

     g. "Company" means Payless ShoeSource, Inc., a Missouri corporation, provided, that immediately after the effective time of the Merger such term shall mean Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation.

     h. "Disability" means the inability of a Participant to perform the normal duties of the Participant's regular occupation.

     i. "EPS Growth" means (i) for a Fiscal Year, the annual growth rate in EPS measured from the immediately preceding Fiscal Year; and (ii) for a Long-Term Performance Period, the compound annual growth rate in EPS measured from the Fiscal Year immediately preceding the Long-Term Performance Period to the last Fiscal Year in the Long-Term Performance Period. For purposes of this definition, "EPS" for a Fiscal Year means the Company's EPS for such Fiscal Year as reported in the Company's annual report to its shareholders for the year of determination (or, in the event that such item is not included in such annual report, such comparable figure as may be determined by the Committee) adjusted by the Company's independent certified public accountants to exclude such non-recurring or extraordinary items as the Committee shall determine are not representative of the on-going operations of the Company.

     j. "Fiscal Year" means the fiscal year of the Company.

     k. "Long-Term Award" means, for a Participant for a Long-Term Performance Period, the product of the Participant's Average Annual Compensation for such period multiplied by the aggregate of:

          i. the Participant's Long-Term EPS Factor for such period, plus

          ii. the Participant's Long-Term RONA Factor for such period as such product is adjusted in accordance with Section 5(b) of the Plan.

     l. "Long-Term EPS Factor" means, for a Participant for a Long-Term Performance Period, (i) five percent if actual EPS Growth for such period equals or exceeds the Participant's Threshold Long-Term EPS Growth Objective for such period, plus (ii) ten percent multiplied by a fraction (not less than zero and not greater than one) the numerator of which is the actual EPS Growth for such period less the Participant's Threshold Long-Term EPS Growth Objective for such period and the denominator of which is the Participant's Maximum Long-Term EPS Growth Objective for such period less the Participant's Threshold Long-Term EPS Growth Objective for such period; provided, however,

          i. that the Long-Term EPS Factor shall be subject to adjustment as provided in Section 6(b); and

          ii. that the percentages referred to in this definition may be adjusted by the Committee as provided in Section 5(c).

     m. "Long-Term Performance Period" means three consecutive Fiscal Years; provided, however, that the first Long-Term Performance Period under the Plan shall be Fiscal Year 1996 and the second Long-Term Performance Period under the Plan shall be Fiscal Years 1996 and 1997.

     n. "Long-Term RONA Factor" means, for a Participant for a Long-Term Performance Period (i) five percent if actual RONA for such period equals or exceeds the Participant's Threshold Long-Term RONA Objective for such period plus (ii) ten percent multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual RONA for such period less the Participant's Threshold Long-Term RONA Objective for such period and the denominator of which is the Participant's Maximum Long-Term

RONA Objective for such period less the Participant's Threshold Long-Term RONA Objective for such period; provided, however,

          i. that the Long-Term RONA Factor shall be subject to adjustment as provided in Section 6(b); and

          ii. that the percentages referred to in this definition may be adjusted by the Committee as provided in Section 5(c).

     o. "Market Value" means the average closing price of the Stock on the New York Stock Exchange, Inc. during the month of February of the year specified; provided, however, that "Market Value" for Fiscal Year 1996 means the arithmetic average of the high and low trading prices of the Stock on the New York Stock Exchange for each of the first 30 trading days on which trading in the Stock on that exchange occurs.

     p. "Minimum Annual Compensation" means, for a Fiscal Year, the Participant's rate of minimum annual salary on the first day of the fiscal month of November in the Fiscal Year.

     q. "Participant" means an individual who has been designated to participate in the Plan in accordance with Section 3 of the Plan.

     r. "Plan" mean the Payless ShoeSource, Inc. Executive Incentive Compensation Plan for Payless Executives.

     s. "Relative Performance Rank" means, for a Fiscal Year or for a Long-Term Performance Period, the relative rank of the Company (as among the Company and a group of competitors designated by the Committee) based on the EPS Growth and RONA, respectively, of all such corporations for such corporations' comparable fiscal periods, as determined by the Committee. Relative Performance Rank shall be determined based on data provided by the Company's independent certified public accountants from publicly available information about all such corporations, and adjusted by such independent certified public accountants for comparability (adjustments for LIFO, major non-recurring transactions, etc.) subject to the direction and approval of the Committee. The Committee may change the number of competitors or corporations included in the group when, as a result of extraordinary or unforeseen events, it is no longer appropriate for a particular corporation to be included in the competitor group (such as when one of the group ceases operations, merges with another corporation, files for bankruptcy protection or significantly changes the nature of its business).

     t. "Retirement" means, as to a Participant, retirement as that word is defined in the Company's Profit Sharing Plan.

     u. "RONA" means (i) for a Fiscal Year, the Company's return on beginning net assets for such Fiscal Year as reported in the Company's annual report to its shareowners for the year of determination (or, in the event that such item is not included in such annual report, such comparable figure as may be determined by the Committee) adjusted by the Company's independent certified public accountants to exclude such non-recurring or extraordinary items as the Committee shall determine are not representative of the ongoing operations of the Company; and (ii) for a Long-Term Performance Period, the sum of the RONA for each Fiscal Year in the Long-Term Performance Period divided by three.

     v. "Stock" means the common stock of the Company.

     w. "Subsidiary" means a subsidiary corporation of the Company within the meaning of Section 425(f) of Code.

     x. The terms "Maximum Annual EPS Growth Objective," "Maximum Long-Term EPS Growth Objective," "Target Annual EPS Growth Objective," "Target Long-Term EPS Growth Objective," "Threshold Annual EPS Growth Objective," "Threshold Long-Term EPS Growth Objective," "Maximum Annual RONA Objective," "Maximum Long-Term RONA Objective," "Target Annual RONA Objective," "Target Long-Term RONA Objective," "Threshold Annual RONA Objective" and "Threshold Long-Term RONA Objective" shall mean the respective objectives determined by the Committee for each Participant pursuant to Section 7 of the Plan.

     y. "Merger" means the merger of Payless Merger Corp., a Missouri corporation and wholly-owned subsidiary of Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation, with the Company, pursuant to an Agreement and Plan of Merger among the Company, Payless Merger Corp. and Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.).

     Section 3. ELIGIBILITY. Management employees of the Company and its Subsidiaries shall be eligible to participate in the Plan. The Committee may, in its sole discretion, designate any such individual as a Participant for a particular Fiscal Year and/or for a particular Long-Term Performance Period before the end of such Fiscal Year and Long-Term Performance Period, respectively. Designation of an individual as a Participant for any period shall not require designation of such individual as a Participant in any other period, and designation of one individual as a Participant shall not require designation of any other individual as a Participant in such period or in any other period.

     Section 4. ANNUAL AWARD.

     a. Subject to the other provisions of the Plan, a Participant for a Fiscal Year who is designated as such for an entire Fiscal Year shall be entitled to an Annual Award for such Fiscal Year. Subject to the other provisions of the Plan, a Participant for a Fiscal Year who is designated as such for less than an entire Fiscal Year shall be entitled to a reduced Annual Award for such Fiscal Year equal to the Annual Award for such Fiscal Year multiplied by a fraction, the numerator of which shall be the number of complete fiscal months between (i) the first day of the fiscal month in which occurs the date as of which the Participant was so designated and (ii) the end of such Fiscal Year and the denominator of which shall be twelve.

     b. The Committee may change the percentages referred to in the definitions of "Annual EPS Factor" and "Annual RONA Factor" for any Fiscal Year, provided that the maximum Annual Award which may be paid under such different percentage may not be greater than 45% of the Participant's Minimum Annual Compensation for such Fiscal Year.

     c. The percentages referred to in the definitions of "Annual EPS Factor" and "Annual RONA Factor" may be adjusted by the Committee, in its sole discretion, to provide that such percentages

          i. with respect to the chairman of the Board and chief executive officer of the Company may be up to two times the percentages stated in such definitions (subject to a maximum of 56.25% for each factor), and

          ii. with respect to the president of the Company may be up to one and two-thirds times the percentages stated in such definitions (subject to a maximum of 31.25% for each factor).

     d. Notwithstanding any other provision of the Plan, the maximum dollar amount of any Annual Award for any Participant for any Fiscal Year shall not exceed $1,850,000.

     Section 5. LONG-TERM AWARD.

     a. Subject to the other provisions of the Plan, a Participant for a Long-Term Performance Period who is designated as such for an entire Long-Term Performance Period shall be entitled to a Long-Term Award for such period. Subject to the other provisions of the Plan, a Participant for a Long-Term Performance Period who is designated as such for less than an entire Long-Term Performance Period shall be entitled to a reduced Long-Term Award for such period equal to the Long-Term Award for such period multiplied by a fraction, the numerator of which shall be the number of complete fiscal months between (i) the first day of the fiscal month in which occurs the date as of which the Participant was so designated and (ii) the end of such Long-Term Performance Period and the denominator of which shall be thirty-six.

     b. The Long-Term Award otherwise payable pursuant to Section 5(a) of the Plan for a Long-Term Performance Period shall be adjusted by multiplying such Long-Term Award by a percentage equal to a fraction, the numerator of which shall be the Market Value of the Stock in February of the calendar year in which such Long-Term Performance Period ends and the denominator of which shall be the Market Value of the Stock in February of the calendar year in which such Long-Term Performance Period begins; provided, however, that such percentage shall in no event be greater than one hundred fifty percent nor less than seventy-five percent.

     c. The percentages referred to in the definitions of "Long-Term EPS Factor" and "Long-Term RONA Factor" may be adjusted by the Committee, in its sole discretion, to provide that such percentages

          i. with respect to the chairman of the Board and chief executive officer of the Company may be up to two times the percentages stated in such definitions (subject to a maximum of 37.5% for each factor), and

          ii. with respect to the president of the Company may be up to one and two-thirds times the percentages stated in such definitions (subject to a maximum of 31.25% for each factor).

     d. Notwithstanding any other provision of the Plan, the maximum dollar amount of any Long-Term Award for any Participant for any Long-Term Performance Period shall not exceed $1,500,000.

     Section 6. ADJUSTMENTS.

     a. Discretionary Adjustment of Awards. In the event that the Committee determines, in its absolute discretion, that an Annual Award or a Long-Term Award payable to a Participant in accordance with the other terms of the Plan should be adjusted, upwards or downwards, based on all the facts and circumstances known to the Committee at the time, then, the Committee may, in its sole and absolute discretion, increase or decrease any such Annual Award or Long-Term Award to such amount as it determines; provided, however, that the Committee may not adjust upwards any Annual Award or Long-Term Award of any Participant who is a "covered employee" (as defined in Section 162 (m) of the Code and the regulations thereunder) with respect to the particular performance period for which the Annual Award or Long-Term Award is being granted.

     (b) Adjustment for Relative Rank. A Participant's Annual EPS Factor, Annual RONA Factor, Long-Term EPS Factor and Long-Term RONA Factor shall be adjusted in the following manner based upon the number of competitors in the group of competitors used to determine the Company's Relative Performance Rank and the Company's Relative Performance Rank therein:

           NUMBER OF COMPETITOR COMPANIES (NOT INCLUDING THE COMPANY)

                              16      15      14      13      12      11      10       9       8       7       6       5      4
                             -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   ----
Factor will be no less than  1st-    1st-    1st-    1st-    1st-    1st-    1st-    1st-    1st-    1st-    1st-    1st-    1st
  "Target" if
the Company's rank is:       4th     4th     4th     4th     3rd     3rd     3rd     3rd     2nd     2nd     2nd     2nd
Factor will be no less than  5th-    5th-    5th-    5th-    4th-    4th-    4th-    4th-    3rd-    3rd-    3rd     3rd     2nd
  "Threshold"
if the Company's rank is:    8th     8th     7th     7th     6th     6th     5th     5th     4th     4th
Factor will be no higher     14th-   13th-   12th-   11th-   11th-   10th-   9th-    8th-    8th-    7th-    6th-    5th-    5th
  than "Threshold"
if the Company's rank is:    17th    16th    15th    14th    13th    12th    11th    10th    9th     8th     7th     6th

     Section 7. ANNUAL AND LONG-TERM TARGETS. Threshold, target and maximum annual and long-term objectives with respect to EPS Growth and with respect to RONA shall be determined by the Committee as soon as practicable prior to the commencement of each Fiscal Year and each Long-Term Performance Period for each Participant or within the period permitted by applicable law. The Committee shall cause the respective objectives for each Participant to be provided to such Participant as soon thereafter as practicable. Such objectives shall remain in effect for the entire Fiscal Year or Long-Term Performance Period, as appropriate.

     Section 8. PAYMENT OF AWARDS.

     a. Annual Awards for a Fiscal Year shall be payable in cash within three months after the close of such Fiscal Year or as soon thereafter as practicable.

     b. Long-Term Awards for a Long-Term Performance Period shall be payable in cash within three months after the close of such Long-Term Performance Period or as soon thereafter as practicable.

     c. A Participant may elect to defer all or a portion of an award by making such election under the Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan with respect to such award. Such election must be made not later than December 31 of the calendar year preceding the commencement of the Fiscal Year or Long-Term Performance Period, as appropriate.

     d. The Company shall have the right to deduct any sums that federal, state or local tax laws require to be withheld with respect to any payment of awards.

     e. Before any award is paid to a Participant who is a "covered employee" (as defined in Section 162(m) of the Code and the regulations thereunder), the Committee shall certify in writing that the material terms of the Plan have been satisfied.

     Section 9. TERMINATION OF EMPLOYMENT.

     a. Death or Disability. In the event of either the death or Disability of the Participant while employed (a "Section 9(a) Event"), the Participant shall be entitled to the following:

          i. An Annual Award with respect to the Fiscal Year in which the
     Section 9(a) Event occurs equal to the Annual Award otherwise payable (if any) for that Fiscal Year, prorated to the end of the fiscal month in which such Section 9(a) Event occurs; and

          ii. A Long-Term Award with respect to each Long-Term Performance Period which includes the Fiscal Year of the Section 9(a) Event; provided, however, that for purposes of this Section 9(a)(ii) the Long-Term Award for any Long-Term Performance Period (1) shall be determined at the end of the Fiscal Year in which the Section 9(a) Event occurs, (2) shall be determined (and averages used in that determination shall be calculated) based only on the Fiscal Year and any preceding Fiscal Years otherwise included in the Long-Term Performance Period and (3) shall be prorated to the end of the fiscal month in which the Section 9(a) Event occurs.

     b. Retirement.

          i. In the event of the Retirement of the Participant with the written consent of the Company, such event shall be deemed to be a Section 9(a) Event, and the Participant shall be entitled to an Annual Award and to a Long-Term Award as provided in Section 9(a).

          ii. In the event of the Retirement of the Participant without the consent of the Company (a "Section 9(b)(ii) Event"), the Participant shall be entitled to the following:

             (1) An Annual Award with respect to the Fiscal Year in which the
        Section 9(b)(ii) Event occurs equal to the Annual Award otherwise payable (if any) for the Fiscal Year, prorated to the end of the fiscal month in which the Section 9(b)(ii) Event occurs; and

             (2) No Long-Term Award following the Section 9(b)(ii) Event. The Participant shall forfeit any right or entitlement to any award with respect to any Long-Term Performance Period which has not been completed on the date of the Section 9(b)(ii) Event. Any Long-Term Award for a period which ended prior to the Section 9(b)(ii) Event shall remain unaffected.

     c. Termination of Employment.

          i. In the event of the termination of employment of the Participant not covered by Sections 9(a) or 9(b) above which occurs at the end of the term of the Participant's then-current written employment agreement (if any) with the Company or Subsidiary, or in the event of such a termination of a Participant who has no current written employment agreement with the Company or Subsidiary, such event shall be deemed to be a Section 9(b)(ii) Event, and the Participant shall be entitled to an Annual Award (but not to a Long-Term Award) as provided in Section 9(b)(ii).

          ii. In the event of the termination of employment of the Participant not covered by Sections 9(a) or 9(b) above before the end of the term of the Participant's then-current written employment agreement (if any) with the Company or Subsidiary, with the written consent of the Company (a "Section 9(c)(ii) Event"), the Participant shall be entitled to the following:

             (1) An Annual Award with respect to the Fiscal Year in which the
        Section 9(c)(ii) Event occurs equal to the actual award otherwise payable for the Fiscal Year (if any); provided, however, that in the event that the term of the Participant's then-current employment agreement is due to expire during that Fiscal Year, then the Annual Award shall be prorated to the end of the fiscal month in which such term is due to expire; and

             (2) A Long-Term Award with respect to each Long-Term Performance Period which includes the Fiscal Year of the 9(c)(ii) Event equal to the Long-Term Award otherwise payable with respect to each Long-Term Performance Period; provided, however, that in the event that the term of the Participant's then-current employment agreement (if any) with the Company is otherwise due to expire during any such period, then the Long-Term Award with respect to such period shall be prorated to the end of the calendar month in which such term is due to expire.

          iii. In the event of the termination of employment of the Participant not otherwise covered by this Section 9 before the end of the term of the then-current written employment agreement (if any) with the Company or Subsidiary, without the written consent of the Company, the Participant shall not be entitled to any Annual Award or to any Long-Term Award with respect to any Fiscal Year or Long-Term Performance Period which has not been completed as of the date of such termination of employment. The Participant shall forfeit any right or interest in any award for any such Fiscal Year or Long-Term Performance Period. Annual Awards and Long-Term Awards with respect to Fiscal Years and Long-Term Performance Periods which ended prior to the date of such termination of employment shall remain unaffected.

     d. For purposes of this Section 9, the term "written consent of the Company" shall refer to an express written consent of the Company, duly executed by the Company, which, by its own terms, expressly refers to this Section 9 of the Plan.

     Section 10. CHANGES IN RESPONSIBILITIES. In the event that (i) the duties of a Participant change and the Participant becomes eligible to participate in another bonus plan of the Company, or (ii) the duties of an employee who is a participant in another bonus plan of the Company change and the employee is newly designated by the Committee as a Participant in this Plan, then the maximum amount that such Participant would be entitled to receive under the Plan shall be

     a. the Annual Award determined in accordance with the provisions of the Plan with respect to the entire Fiscal Year in which such event occurred; and

     b. a Long-Term Award with respect to each Long-Term Performance Period which has commenced at the time of the event, determined in accordance with the provisions of the Plan,

subject, in all events, to the Committee's right to adjust such awards in accordance with and subject to the restrictions set forth in Section 6(a), in its absolute discretion, which may be exercised in such a way that the Committee deems fair and equitable based on the performance of Participant while participating in the other bonus plan of the Company.

     Section 11. RIGHTS OF PARTICIPANTS AND BENEFICIARIES.

     a. Nothing contained in the Plan shall confer upon any Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment or interfere in any way with the right of the Company to terminate or change the conditions of employment.

     b. The Company shall pay all amounts payable hereunder only to the Participant or his or her personal representatives. In the event of the death of a Participant, payments of all amounts otherwise due to the Participant under the Plan shall be made to the Participant's beneficiary at the time of death under the

Company Paid Life Plan of Payless ShoeSource, Inc. or to such other beneficiary as the Participant shall have designated, in writing, for purposes of this Plan on a form provided by the Company.

     c. Subject to the provisions of Section 11(d), rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt to do so shall be void; nor shall any such amounts be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant or his or her beneficiaries.

     d. Nothing in this Section 11 shall prohibit the personal representatives of a Participant from designating that any amount that would otherwise be distributed to the Participant's estate should be distributed in accordance with the terms of the Participant's last will and testament or pursuant to the laws of descent and distribution.

     Section 12. UNFUNDED CHARACTER OF THE PLAN. The right of a Participant to receive any Annual Award or Long-Term Award hereunder shall be an unsecured claim against the general assets of the Company. Nothing in the Plan shall require the Company to invest any amounts in Stock or in any other medium.

     Section 13. CHANGES IN CAPITAL STRUCTURE. In the event that there is any change in the Stock through merger, consolidation, reorganization, recapitalization, spin-off or otherwise, or if there shall be any dividend on the Stock, payable in such Stock, or if there shall be a stock split or combination of shares, then the fraction provided for in Section 5(b) of the Plan shall be adjusted by the Committee as it deems desirable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants. The issuance of Stock for consideration and the issuance of Stock rights shall not be considered a change in the Company's capital structure.

     Section 14. AMENDMENT OR TERMINATION. The Committee may, by resolution, amend or terminate the Plan at any time. Any amendment necessary to bring the Plan into compliance with Section 162(m) of the Code and any regulations thereunder shall not require shareowner approval and the effectiveness of such amendment shall be as of the effective date of the provision in Section 162(m) of the Code or regulations thereunder giving rise to the amendment. However, (i) shareowner approval shall be sought for any changes to the Plan which would require shareowner approval under Section 162(m) of the Code and (ii) except as provided in the preceding sentence, the Committee may not, without the consent of the Participant, amend or terminate the Plan in such a manner as to affect adversely any Annual Award or Long-Term Award which would have been payable, based on the terms of the Plan immediately prior to any such amendment or termination, for any Fiscal Year or Long-Term Performance Period which has already commenced as of the effective date of the amendment or termination.

                                                                      APPENDIX C

                            PAYLESS SHOESOURCE, INC.

                    DEFERRED COMPENSATION 401(k) MIRROR PLAN

                           EFFECTIVE OCTOBER 1, 2000

       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PURPOSE...................................................................   C-1

ARTICLE  1    DEFINITIONS.................................................   C-1
ARTICLE  2    SELECTION, ENROLLMENT, ELIGIBILITY..........................   C-6
       2.1    SELECTION BY COMMITTEE......................................   C-6
       2.2    ENROLLMENT REQUIREMENTS.....................................   C-6
       2.3    ELIGIBILITY; COMMENCEMENT OF PARTICIPATION..................   C-6
       2.4    TERMINATION OF PARTICIPATION AND/OR DEFERRALS...............   C-6
       2.5    PRIOR PARTICIPATION.........................................   C-6
ARTICLE  3    DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES.......   C-7
       3.1    MINIMUM DEFERRALS...........................................   C-7
       3.2    MAXIMUM DEFERRAL............................................   C-7
       3.3    ELECTION TO DEFER; EFFECT OF ELECTION FORM..................   C-8
       3.4    WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS......................   C-8
       3.5    COMPANY CONTRIBUTION AMOUNT.................................   C-8
       3.6    COMPANY MATCHING AMOUNT.....................................   C-9
       3.7    STOCK OPTION AMOUNT.........................................   C-9
       3.8    INVESTMENT OF TRUST ASSETS..................................   C-9
       3.9    SOURCES OF STOCK............................................   C-9
      3.10    VESTING.....................................................   C-9
      3.11    CREDITING/DEBITING OF ACCOUNT BALANCES......................  C-10
      3.12    FICA AND OTHER TAXES........................................  C-11
      3.13    DISTRIBUTIONS...............................................  C-12
ARTICLE  4    SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;       C-12
              WITHDRAWAL ELECTION.........................................
       4.1    SHORT-TERM PAYOUT...........................................  C-12
       4.2    OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM..............  C-12
       4.3    WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL     C-12
              EMERGENCIES.................................................
ARTICLE  5    RETIREMENT BENEFIT..........................................  C-13
       5.1    RETIREMENT BENEFIT..........................................  C-13
       5.2    PAYMENT OF RETIREMENT BENEFIT...............................  C-13
       5.3    DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT.............  C-13
ARTICLE  6    PRE-RETIREMENT SURVIVOR BENEFIT.............................  C-13
       6.1    PRE-RETIREMENT SURVIVOR BENEFIT.............................  C-13
       6.2    PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT..................  C-13
       6.3    DEATH OF BENEFICIARY PRIOR TO COMPLETION OF PRE-RETIREMENT    C-14
              SURVIVOR BENEFIT............................................
ARTICLE  7    TERMINATION BENEFIT.........................................  C-14
       7.1    TERMINATION BENEFIT.........................................  C-14
       7.2    PAYMENT OF TERMINATION BENEFIT..............................  C-14
       7.3    DEATH PRIOR TO COMPLETION OF TERMINATION BENEFIT............  C-14
ARTICLE  8    DISABILITY WAIVER AND BENEFIT...............................  C-14
       8.1    DISABILITY WAIVER...........................................  C-14
       8.2    CONTINUED ELIGIBILITY; DISABILITY BENEFIT...................  C-15
ARTICLE  9    BENEFICIARY DESIGNATION.....................................  C-15
       9.1    BENEFICIARY.................................................  C-15
       9.2    BENEFICIARY DESIGNATION AND CHANGE OF BENEFICIARY...........  C-15
       9.3    ACKNOWLEDGEMENT.............................................  C-15
       9.4    NO BENEFICIARY DESIGNATION..................................  C-15
       9.5    DOUBT AS TO BENEFICIARY.....................................  C-15
       9.6    DISCHARGE OF OBLIGATIONS....................................  C-15

       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

     ARTICLE 10  LEAVE OF ABSENCE.........................................................................       C-16
           10.1  PAID LEAVE OF ABSENCE....................................................................       C-16
           10.2  UNPAID LEAVE OF ABSENCE..................................................................       C-16
     ARTICLE 11  TERMINATION, AMENDMENT OR MODIFICATION...................................................       C-16
           11.1  TERMINATION..............................................................................       C-16
           11.2  AMENDMENT................................................................................       C-16
           11.3  EFFECT OF PAYMENT........................................................................       C-17
     ARTICLE 12  ADMINISTRATION...........................................................................       C-17
           12.1  COMMITTEE DUTIES.........................................................................       C-17
           12.2  ADMINISTRATION UPON CHANGE IN CONTROL....................................................       C-17
           12.3  AGENTS...................................................................................       C-18
           12.4  BINDING EFFECT OF DECISIONS..............................................................       C-18
           12.5  INDEMNITY OF COMMITTEE...................................................................       C-18
           12.6  EMPLOYER INFORMATION.....................................................................       C-18
     ARTICLE 13  OTHER BENEFITS AND AGREEMENTS............................................................       C-18
           13.1  COORDINATION WITH OTHER BENEFITS.........................................................       C-18
     ARTICLE 14  CLAIMS PROCEDURES........................................................................       C-18
           14.1  PRESENTATION OF CLAIM....................................................................       C-18
           14.2  NOTIFICATION OF DECISION.................................................................       C-18
           14.3  REVIEW OF A DENIED CLAIM.................................................................       C-19
           14.4  DECISION ON REVIEW.......................................................................       C-19
           14.5  LEGAL ACTION.............................................................................       C-19
     ARTICLE 15  TRUST....................................................................................       C-19
           15.1  ESTABLISHMENT OF THE TRUST...............................................................       C-19
           15.2  INTERRELATIONSHIP OF THE PLAN AND THE TRUST..............................................       C-19
           15.3  DISTRIBUTIONS FROM THE TRUST.............................................................       C-20
           15.4  STOCK TRANSFERRED TO THE TRUST...........................................................       C-20
     ARTICLE 16  MISCELLANEOUS............................................................................       C-20
           16.1  STATUS OF PLAN...........................................................................       C-20
           16.2  UNSECURED GENERAL CREDITOR...............................................................       C-20
           16.3  EMPLOYER'S LIABILITY.....................................................................       C-20
           16.4  NONASSIGNABILITY.........................................................................       C-20
           16.5  NOT A CONTRACT OF EMPLOYMENT.............................................................       C-20
           16.6  FURNISHING INFORMATION...................................................................       C-20
           16.7  TERMS....................................................................................       C-21
           16.8  CAPTIONS.................................................................................       C-21
           16.9  GOVERNING LAW............................................................................       C-21
          16.10  NOTICE...................................................................................       C-21
          16.11  SUCCESSORS...............................................................................       C-21
          16.12  VALIDITY.................................................................................       C-21
          16.13  INCOMPETENT..............................................................................       C-21
          16.14  COURT ORDER..............................................................................       C-21
          16.15  DISTRIBUTION IN THE EVENT OF TAXATION....................................................       C-21
          16.17  TRUST....................................................................................       C-22
          16.18  LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL.....................................       C-22

       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

                            PAYLESS SHOESOURCE, INC.

                    DEFERRED COMPENSATION 401(K) MIRROR PLAN

                           EFFECTIVE OCTOBER 1, 2000

                                    PURPOSE

     The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of Payless ShoeSource, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                   ARTICLE 1

                                  DEFINITIONS

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, (iii) the Company Matching Account balance and (iv) the Stock Option Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Deferral Amount" shall mean that portion of a Participant's Annual Salary and Bonus that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.3 "Annual Installment Method" shall mean annual installments over the number of years selected by the Participant or Committee in accordance with this Plan, calculated in accordance with this Section 1.3. Each annual installment shall be paid during the month of January of each calendar year. The Account Balance of the Participant shall be calculated on the day in which the payment is made; provided, however, that for the Plan Year in which the Participant Retires, experiences a Termination of Employment, suffers a Disability or dies, the Account Balance of the Participant shall be calculated as of the date of such event. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual installments due the Participant. By way of example, if the Participant elects a 10-year Annual Installment Method, the first annual installment shall be 1/10 of the Account Balance, calculated as described in this definition. The following year, the annual installment shall be 1/9 of the Account Balance, calculated as described in this definition.

1.4 "Annual Stock Option Amount" shall mean, with respect to a Participant for any one Plan Year, the amount of Qualifying Gains deferred on Eligible Stock Option exercise in accordance with Section 3.7 of this Plan, calculated using the closing price of Stock as of the end of the business day closest to the date of such Eligible Stock Option exercise.

1.5 "Annual Salary" shall mean the annual cash compensation relating to services performed during any Plan Year, whether or not paid in such Plan Year or included on the Federal Income Tax Form W-2 for such Plan Year, excluding bonuses, commissions, royalties, overtime, fringe benefits, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances

                                       C-1
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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

     paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.6 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.8 "Board" shall mean the Board of Directors of the Company.

1.9 "Bonus" shall mean any compensation, in addition to Annual Salary relating to services performed during any Plan Year, whether or not paid in such Plan Year or included on the Federal Income Tax Form W-2, payable to a Participant as an Employee under any Employer's bonus, commissions, royalties and cash incentive plans, excluding stock based incentive programs.

1.10 "Change in Control" shall mean the first to occur of any of the following events:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this
          Section 1.10, none of the following shall constitute a Change of
          Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and
          (iii) of Subsection (c) of this Section 1.10, or (v) any acquisition by the Company which, by reducing the number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities, increases the proportionate number of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by any Person to twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, provided, however, that if such Person shall thereafter become the beneficial owner of any additional shares of Outstanding Company Common Stock or Outstanding Company Voting Securities and beneficially owns twenty percent (20%) or more of either Outstanding Company Common Stock or Outstanding Company Voting Securities, then such additional acquisition shall constitute a Change in Control; or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or

                                       C-2
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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

          removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

     (c) Consummation of a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%), respectively, of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
          (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination and any Person beneficially owning, immediately prior to such Business Combination), beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

1.11 "Claimant" shall have the meaning set forth in Section 14.1.

1.12 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.13 "Committee" shall mean the administrative committee appointed pursuant to the Plan as described in Article 12. The Committee shall consist of the members of the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan Committee as such term is defined in the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan.

1.14 "Company" shall mean Payless ShoeSource, Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.15 "Company Contribution Account" shall mean (i) the sum of the Participant's Company Contribution Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.16 "Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.17 "Company Matching Account" shall mean (i) the sum of all of a Participant's Company Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this

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     Plan that relate to the Participant's Company Matching Account, less (iii)
     all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Matching Account.

1.18 "Company Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.6.

1.19 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.11 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited/debited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.20 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.21 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.22 "Disability Benefit" shall mean the benefit set forth in Article 8.

1.23 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.24 "Eligible Stock Option" shall mean one or more non-qualified stock option(s) selected by the Committee in its sole discretion and exercisable under a plan or arrangement of any Employer permitting a Participant under this Plan to defer gain with respect to such option.

1.25 "Employee" shall mean a person who is an employee of any Employer.

1.26 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired).

1.27 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

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1.28 "401(k) Plan" shall be the Payless ShoeSource, Inc. 401(k) Profit Sharing
     Plan adopted by the Company, and as amended from time to time.

1.29 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs an Election Form, (iv) whose signed Election Form is accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose participation has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.30 "Plan" shall mean the new Payless ShoeSource, Inc. Deferred Compensation 401(k) Mirror Plan, which shall be evidenced by this instrument, as it may be amended from time to time.

1.31 "Plan Year" shall mean the fiscal year of the Company.

1.32 "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
     Article 6.

1.33 "Qualifying Gain" shall mean the value accrued upon exercise of an Eligible Stock Option (i) using a Stock-for-Stock payment method and (ii) having an aggregate fair market value in excess of the total Stock purchase price necessary to exercise the option. In other words, the Qualifying Gain upon exercise of an Eligible Stock Option equals the total market value of the shares (or share equivalent units) acquired minus the total stock purchase price. For example, assume a Participant elects to defer the Qualifying Gain accrued upon exercise of an Eligible Stock Option to purchase 1000 shares of Stock at an exercise price of $20 per share, when Stock has a current fair market value of $25 per share. Using the Stock-for-Stock payment method, the Participant would deliver 800 shares of Stock (worth $20,000) to exercise the Eligible Stock Option and receive, in return, 800 shares of Stock plus a Qualifying Gain (in this case, in the form of an unfunded and unsecured promise to pay money or property in the future) equal to $5,000 (i.e., the current value of the remaining 200 shares of Stock).

1.34 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, voluntary severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with five
     (5) Years of Service.

1.35 "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.36 "Short-Term Payout" shall mean an in-service distribution payout as set forth in Section 4.1.

1.37 "Stock" shall mean Payless ShoeSource, Inc. common stock, $ .001 par value, or any other equity securities of the Company designated by the Committee.

1.38 "Stock Option Account" shall mean the sum of (i) the Participant's Annual Stock Option Amounts, plus (ii) amounts credited/debited in accordance with all the applicable crediting/debiting provisions of this Plan that relate to the Participant's Stock Option Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Stock Option Account.

1.39 "Stock Option Amount" shall mean, for any Eligible Stock Option, the amount of Qualifying Gains deferred in accordance with Section 3.7 of this Plan, calculated using the closing price of Stock as of the end of the business day closest to the date of exercise of such Eligible Stock Option.

1.40 "Termination Benefit" shall mean the benefit set forth in Article 7.

1.41 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
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1.42 "Trust" shall mean one or more trusts established, effective as of October
     1, 2000 between the Company and the Trustee named therein, as amended from time to time.

1.43 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.44 "Variable Account" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, and (iii) the Company Matching Account balance. The Variable Account, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.45 "Year of Service" shall have the same meaning as the term Vesting Service under the 401(k) Plan.

                                   ARTICLE 2

                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee an Election Form within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

2.5 PRIOR PARTICIPATION. Each Employee who participated in the Payless ShoeSource, Inc. Deferred Compensation Plan (last amended March 19, 1998) immediately prior to October 1, 2000, shall automatically participate in the new Plan on and after October 1, 2000. Any deferral election in effect as

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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

     of October 1, 2000 shall continue to remain in effect until changed by the Participant pursuant to the provisions of the Plan.

                                   ARTICLE 3
             DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES

3.1 MINIMUM DEFERRALS.

     (a) ANNUAL SALARY AND BONUS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Salary, and/or Bonus in the following combined minimum amount.

DEFERRAL                                                    MINIMUM AMOUNT
--------                                                    --------------
Annual Salary.............................................       $  0
Bonus.....................................................       $  0
Annual Salary plus Bonus..................................       $500

        If an election is made for less than the stated minimum amount, or if no election is made, the amount deferred shall be zero.

     (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year the minimum Annual Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

     (c) STOCK OPTION AMOUNT. For each Eligible Stock Option, a Participant may elect to defer, as his or her Stock Option Amount, the following minimum percentage of Qualifying Gain with respect to exercise of the Eligible Stock Option:

DEFERRAL                                                  MINIMUM PERCENTAGE
--------                                                  ------------------
Qualifying Gain.........................................         10%

         provided, however, that such Stock Option Amount shall be no less than the lesser of $10,000 or 100% of such Qualifying Gain.

3.2 MAXIMUM DEFERRAL.

     (a) ANNUAL SALARY AND BONUS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Salary and/or Bonus up to the following maximum percentages for each deferral elected:

DEFERRAL                                        MAXIMUM AMOUNT
--------                              ----------------------------------
Annual Salary.....................    50%
Bonus.............................    100% of Bonus reduced by any and
                                      all social security and Medicare
                                      taxes due on the Bonus

     (b) Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year the maximum Annual Deferral Amount, with respect to Annual Salary, and Bonus shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits an Election Form to the Committee for acceptance.

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     (c)  For each Eligible Stock Option, a Participant may elect to defer, as his or her Stock Option Amount, Qualifying Gain up to the following maximum percentage with respect to exercise of the Eligible Stock
          Option:

DEFERRAL                                      MAXIMUM PERCENTAGE
--------                              ----------------------------------
Qualifying Gain...................    100% of Qualifying Gain reduced by
                                      any and all social security and
                                      Medicare taxes due on the
                                      Qualifying Gain

     (d) Stock Option Amounts may also be limited by other terms or conditions set forth in the stock option plan or agreement under which such options are granted.

3.3 ELECTION TO DEFER; EFFECT OF ELECTION FORM.

     (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

     (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

     (c) STOCK OPTION DEFERRAL. Subject to the shareholders of the Company approving the use of Company Stock under the Plan, for an election to defer gain upon an Eligible Stock Option exercise to be valid: (i) a separate Election Form must be completed and signed by the Participant with respect to the Eligible Stock Option; (ii) the Election Form must be timely delivered to the Committee and accepted by the Committee at least six (6) months prior to the date the Participant elects to exercise the Eligible Stock Option; (iii) the Eligible Stock Option must be exercised using an actual or phantom stock-for-stock payment method; and (iv) the Stock actually or constructively delivered by the Participant to exercise the Eligible Stock Option must have been owned by the Participant during the entire six (6) month period prior to its delivery.

3.4 WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Annual Salary. The Bonus portion of the Annual Deferral Amount shall be withheld at the time the Bonus is or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

3.5 COMPANY CONTRIBUTION AMOUNT. For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. If a Participant is not employed by an Employer as of the last

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--------------------------------------------------------------------------------

     day of a Plan Year other than by reason of his or her Retirement, Disability or death (while employed), the Company Contribution Amount for that Plan Year shall be zero.

3.6 COMPANY MATCHING AMOUNT. For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Matching Contribution Account under this Plan, which amount shall be for that Participant.

3.7 STOCK OPTION AMOUNT. Subject to any terms and conditions imposed by the Committee and at its sole discretion, Participants may elect to defer, under the Plan, Qualifying Gains attributable to an Eligible Stock Option exercise. Stock Option Amounts shall be credited/debited to the Participant on the books of the Employer at the time Stock would otherwise have been delivered to the Participant pursuant to the Eligible Stock Option exercise, but for the election to defer.

3.8 INVESTMENT OF TRUST ASSETS. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement.

3.9 SOURCES OF STOCK. If Stock is credited under the Plan in the Trust pursuant to Section 3.7 in connection with an Eligible Stock Option exercise, the shares so credited shall be deemed to have originated, and shall be counted against the number of shares reserved, under such other plan, program or arrangement.

3.10 VESTING.

     A Participant shall at all times be 100% vested in his or her Deferral Account and Stock Option Account.

     (a) A Participant shall be vested in his or her Company Contribution Account and Company Matching Account as follows: (i) with respect to all benefits under this Plan other than the Termination Benefit, a Participant's Company Contribution Account and Company Matching Account shall equal 100% of such Participant's Company Contribution Account and Company Matching Account; and (ii) with respect to the Termination Benefit, a Participant's Company Contribution Account and Company Matching Account shall vest on the basis of the Participant's Years of Service at the time the Participant experiences a Termination of Employment, in accordance with the following schedule:

                                                       VESTED PERCENTAGE OF
            YEARS OF SERVICE AT                        COMPANY CONTRIBUTION
            DATE OF TERMINATION                        ACCOUNT AND COMPANY
               OF EMPLOYMENT                             MATCHING ACCOUNT
            -------------------                      ------------------------
            Fewer than 2 years                                   0%
                 2 years                                        25%
                 3 years                                        50%
                 4 years                                        75%
             5 years or more                                   100%

     (b) Notwithstanding anything to the contrary contained in this Section 3.10, a Participant's Company Contribution Account and Company Matching Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules) in the event of the following with respect to a Participant: Retirement; Disability; death; or a Change in Control.

     (c) Notwithstanding subsection (a), the vesting schedule for a Participant's Company Contribution Account and Company Matching Account shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective (except as may be provided in agreements that exist from time to time between any Employer and a Participant which provides for acceleration of

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        vesting upon a Change in Control). In the event that all of a
        Participant's Company Contribution Account and/or Company Matching Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

3.11 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

     (a) ELECTION OF MEASUREMENT FUNDS FOR VARIABLE ACCOUNT. A Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.11(c) below) to be used to determine the additional amounts to be credited to his or her Variable Account when the Participant commences participation in the Plan and continuing thereafter for each subsequent business day in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the business day that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent business day in which the Participant participates in the Plan, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to reallocate among the available Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Variable Account, or to change the portion of his or her Variable Account allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as soon as administratively possible and shall continue thereafter for each subsequent business day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence. A Participant shall be permitted to request that the Committee reallocate the amount available in the Measurement Fund(s) once during a calendar month.

     (b) PROPORTIONATE ALLOCATION. In making any election described in Section 3.11(a) above, the Participant shall specify on the Election Form, in increments of one percentage points (1%), the percentage of his or her Variable Account to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Variable Account).

     (c) MEASUREMENT FUNDS. The Participant may elect one or more measurement funds (the "Measurement Funds") for the purpose of crediting additional amounts to his or her Variable Account. The Committee shall, in its sole discretion, select, discontinue, substitute or add a Measurement Fund at any time. Subject to the shareholders of the Company approving the use of Company Stock under the Plan, the Committee may offer a Payless ShoeSource, Inc. Stock Fund (the "Stock Fund") as a Measurement Fund.

     (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the Measurement Funds themselves. A Participant's Account balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant for the Variable Account and for the Stock Option Account, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in

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        the selected or required Measurement Fund(s), or both in the percentages applicable to such business day, as of the close of business on the business day, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred as of the business day were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such business day, as soon as administratively possible after the day on which such amounts are actually deferred from the Participant's Annual Salary through reductions in his or her payroll; and (iii) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such business day, as soon as administratively possible. The Participant's Company Matching Amount, if any, shall be credited to his or her Company Matching Account for purposes of this Section 3.11(d) on the date selected by the Committee in its sole and absolute discretion. The Participant's Company Contribution Amount, if any, shall be credited to his or her Company Contribution Account for purposes of this Section 3.11(d) on the date selected by the Committee, in its sole and absolute discretion. The Participant's Annual Stock Option Amount(s) shall be credited to his or her Stock Option Account as soon as administratively possible after the date on which the Eligible Stock Option was exercised or otherwise disposed of.

     (e) SPECIAL RULE FOR STOCK OPTION ACCOUNT AND VARIABLE ACCOUNT INVESTED IN STOCK. Notwithstanding any provision of this Plan that may be construed to the contrary, (i) the Participant's Stock Option Account must be allocated to the ShoeSource Stock Fund at all times prior to distribution from this Plan, (ii) the portion of the Participant's Variable Account allocated to the Stock Fund must at all times prior to distribution be allocated to the Stock Fund, and (iii) the Participant's Stock Option Account and that portion of the Variable Account allocated to the Stock Fund must be distributed in the form of Stock.

     (f) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

     (g) AMOUNTS PREVIOUSLY DEFERRED. Each Participant with a balance under the Payless ShoeSource, Inc. Deferred Compensation Plan (last amended March 19, 1998) as of October 1, 2000 shall elect on the Election Form one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Variable Account commencing October 1, 2000 and continuing thereafter for each subsequent business day in which the Participant participates in the Plan unless changed in accordance with Section 3.11(a).

3.12 FICA AND OTHER TAXES.

     (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Annual Salary and Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual

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        Deferral Amount. If necessary, the Committee may reduce the Deferral
        Account in order to comply with this Section 3.12.

     (b) COMPANY MATCHING ACCOUNT AND COMPANY CONTRIBUTION ACCOUNT. When a Participant becomes vested in a portion of his or her Company Matching Account or Company Contribution Account, or both, the Participant's Employer(s) shall withhold from the Participant's Annual Salary and/or Bonus that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such vested portions of his or her Company Matching Account and/or Company Contribution Account. If necessary, the Committee may reduce the vested portion of the Participant's Company Matching Account or Company Contribution Account, or both, as the case may be, in order to comply with this Section 3.12.

     (c) ANNUAL STOCK OPTION AMOUNTS. For each Plan Year in which an Annual Stock Option Amount is being first withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Annual Salary, Bonus and/or Qualifying Gains that are not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Stock Option Amount. If necessary, the Committee may reduce the Stock Option Account in order to comply with this Section 3.12.

3.13 DISTRIBUTIONS. The Participant's Employer(s), or the Trustee of the Trust, shall withhold from any distributions made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the Trustee of the Trust, in connection with such distributions, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the Trustee of the Trust.

                                   ARTICLE 4

            SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                              WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect, at the sole discretion of the Committee, to receive a future "Short-Term Payout" from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus amounts credited or debited in the manner provided in Section 3.11 above on that amount, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment, Retirement, Disability or death). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a 60 day period commencing immediately after the last day of any calendar year designated by the Participant that is at least three Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred.

4.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with
    Section 4.1 but shall be paid in accordance with the other applicable
    Article.

4.3 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a

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     suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation. Any suspension of deferrals pursuant to this Section 4.3 shall continue for the remainder of the Plan Year in which the suspension is approved.

                                   ARTICLE 5

                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit pursuant to a lump sum or an Annual Installment Method paid over a period not to exceed 15 years as approved by the Committee. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 2 years prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made no later than 60 days after his or her Retirement date. Payments made pursuant to the Annual Installment Method shall be made in accordance with Section 1.3. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary over the remaining period of time and in the same amounts as that benefit would have been paid to the Participant had the Participant survived.

                                   ARTICLE 6

                        PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form the form of payment to be made to his or her Beneficiary. The Pre-Retirement Survivor Benefit shall be paid in a lump sum or an Annual Installment Method paid over a period not to exceed 15 years as approved by the Committee. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee. The Election Form most recently accepted by the Committee shall govern the payout of the Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made no later than 60 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Payments made pursuant to the Annual Installment Method shall be made in accordance with Section 1.3. Any payment made shall be subject to the Deduction Limitation.

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6.3 DEATH OF BENEFICIARY PRIOR TO COMPLETION OF PRE-RETIREMENT SURVIVOR
    BENEFIT. If a Beneficiary dies before the Pre-Retirement Survivor Benefit is paid in full, the unpaid Pre-Retirement Survivor Benefit shall be made to the Beneficiary's estate in a lump sum within 60 days after the death of the Beneficiary.

                                   ARTICLE 7
                              TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 PAYMENT OF TERMINATION BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Termination Benefit pursuant to a lump sum or an Annual Installment Method paid over a period not to exceed 15 years as approved by the Committee. Notwithstanding the above, if the Participant's Account Balance at the time of his or her Termination of Employment is less than $25,000, payment of his or her Termination Benefit shall be paid in a lump sum. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 2 years prior to the Participant's Termination of Employment date and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Termination Benefit. If a Participant does not make any election with respect to the payment of the Termination Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made no later than 60 days after his or her Termination of Employment date. Payments made pursuant to the Annual Installment Method shall be made in accordance with
    Section 1.3. Any payment made shall be subject to the Deduction Limitation.

7.3 DEATH PRIOR TO COMPLETION OF TERMINATION BENEFIT. If a Participant dies after Termination of Employment but before the Termination Benefit is paid in full, the Participant's unpaid Termination Benefit shall continue and shall be paid to the Participant's Beneficiary over the remaining period of time and in the same amounts as that benefit would have been paid to the Participant had the Participant survived.

                                   ARTICLE 8

                         DISABILITY WAIVER AND BENEFIT

8.1 DISABILITY WAIVER.

     (a) WAIVER OF DEFERRAL. A Participant who is determined by the Committee to be suffering from a Disability shall be (i) excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Annual Salary and/or Bonus for the Plan Year during which the Participant first suffers a Disability and (ii) excused from fulfilling any unexercised Stock Option Amount commitments. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

     (b) RETURN TO WORK. If a Participant returns to employment with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount and Stock Option Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

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8.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT.  A Participant suffering a
    Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have Retired, or in the case of a Participant who is not eligible to Retire, to have experienced a Termination of Employment, after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination. The Participant shall be paid in accordance with Article 5 in the case of a deemed Retirement and in accordance with Article 7 in the case of a deemed Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

                                   ARTICLE 9

                            BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION AND CHANGE OF BENEFICIARY. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's participation in the Plan shall terminate upon such full payment of benefits.

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                                   ARTICLE 10

                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                     ARTICLE 11

                       TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the affected Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall have the right to pay such benefits in a lump sum. After a Change in Control, the Account Balances of all participants shall be fully vested and the Employer shall be required to pay such benefits in a lump sum within five
     (5) business days of such Change in Control unless otherwise prohibited by court order. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or,

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     if the amendment or modification occurs after the date upon which the
     Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section 11.2 or Section 12.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's participation in the Plan shall terminate.

                                     ARTICLE 12

                                   ADMINISTRATION

12.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 12, this Plan shall be administered by a Committee which shall consist of the members of the Payless ShoeSource, Inc. 401(k) Profit Sharing Plan Committee, or such other committee as the Board shall appoint. Members of the Committee may be Participants in this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the individual who, immediately prior to such event, was the Company's Chief Executive Officer if such individual is still employed by the Company immediately after the Change in Control or, if not so identified or not so employed, the Company's highest ranking officer, as determined prior to the Change in Control, who is still employed with the Company(the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations and responses to legal inquiries and challenges; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Any responsibilities not expressly delegated to the Administrator upon and after a Change in Control shall remain with the Committee as identified prior to the Change in Control. Upon and after the occurrence of a Change in Control, the Company must: (i) pay out the account balances of all participants, in a lump sum within five (5) business days of such Change in Control unless otherwise prohibited by court order (ii) pay all reasonable administrative expenses and fees of the Administrator; (iii) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (iv) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the

                                       C-17
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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

     date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

12.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 13

                         OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14

                               CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

                                       C-18
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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

        (i) the specific reason(s) for the denial of the claim, or any part of it;

        (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

        (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

        (iv)  an explanation of the claim review procedure set forth in Section
              14.3 below.

14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 15

                                     TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, Company Contribution Amounts, Company Matching Amounts and Annual Stock Option Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

                                       C-19
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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

15.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

15.4 STOCK TRANSFERRED TO THE TRUST. Subject to the shareholders of the Company approving the use of Company Stock under the Plan, notwithstanding any other provision of this Plan or the Trust, if Trust assets are distributed to a Participant in a distribution which reduces the Participant's Stock Option Account balance under this Plan or such portion of the Participant's Variable Account invested in the Stock Fund, such distribution must be made in the form of Stock.

                                   ARTICLE 16

                                 MISCELLANEOUS

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

                                       C-20
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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Kansas without regard to its conflicts of laws principles.

16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                       Payless ShoeSource, Inc.
                       3231 SE Sixth Street
                       Topeka, KS 66607-2207

    Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

    Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.14 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.15 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the newly appointed Administrator upon and after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a

                                       C-21
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       PAYLESS SHOESOURCE, INC. DEFERRED COMPENSATION 401(k) MIRROR PLAN
--------------------------------------------------------------------------------

     Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

16.17 TRUST. If the Trust terminates and benefits are distributed from the Trust to a Participant, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

[PSS LOGO]

                                   PROXY CARD

                            PAYLESS SHOESOURCE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON MAY 25, 2001.

Shareowners of Payless ShoeSource, Inc.:

By signing this card, each of Duane L. Cantrell and William J. Rainey, or both or either of them, with full power of substitution, are appointed as proxies for the undersigned to vote all common shares held by the undersigned in Payless ShoeSource, Inc. at the May 25, 2001, Annual Meeting of Shareowners and at any adjournment of the meeting, on all subjects that may properly come before the Anual Meeting, subject to the directions on the other side of this card.

The Board of Directors recommends a vote FOR election of all listed director nominees, Proposal I, and a vote FOR Proposals II, III and IV on the other side of this card. IF NO DIRECTIONS ARE GIVEN, AND THIS CARD IS RETURNED SIGNED, THE UNDERSIGNED UNDERSTANDS THAT THE PROXIES WILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Has your address changed?               Do you have any comments?
___________________________________     ________________________________________
___________________________________     ________________________________________
___________________________________     ________________________________________


To the Shareowners of Payless ShoeSource, Inc.:

You are cordially invited to attend the Annual Meeting of Payless ShoeSource Shareowners which will be held at Washburn University, Bradbury Thompson Center, 17th Street and Jewell Avenue, Topeka, Kansas on Friday, May 25, 2001, at 10:00 a.m., Central Daylight Saving Time.

Provided with this proxy card is a return envelope, the Company's 2000 Annual Report to Shareowners and the Proxy Statement for the 2001 Annual Meeting. It is important that you vote either by returning the proxy card or by using the Internet. Management's recommendation on each issue and the reasons for the recommendations are described in the Proxy Statement.


                 PLEASE PROMPTLY SIGN, DATE AND RETURN THE PROXY
         CARD USING THE ENCLOSED ENVELOPE OR VOTE BY USING THE INTERNET.


               Please sign the proxy card exactly as your name(s)
                   appear(s)on the reverse side of this card.

-------------------back of card--------------------------------
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.

---------------------------------------------------------------
     PAYLESS SHOESOURCE, INC.                                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
---------------------------------------------------------------     PROPOSALS I THROUGH IV.
                                                                    I.  ELECTION OF DIRECTORS.          For   Withhold    Exceptions
                                                                                                              Authority

Mark box at right if you plan to attend the Annual Meeting. [ ]     Election of Daniel Boggan Jr. and   [ ]       [ ]         [ ]
                                                                    Michael E. Murphy each for three-
                                                                    year terms expiring in 2004.

Mark box at right if an address change or comment has been  [ ]     INSTRUCTIONS: To vote your shares for all nominees in
noted on the reverse side of this card.                             Proposal I, mark the FOR box. To withhold voting for all
                                                                    nominees in Proposal I, mark the WITHHOLD AUTHORITY box. If
CONTROL NUMBER:                                                     you do not wish your shares voted FOR a particular nominee in Proposal I, please mark the EXCEPTIONS box and
                                                                    enter the name(s) of the director(s) for whom you wish to
                                                                    withhold authority in the space provided below

                                                                    Exceptions:____________________________________________________

                                                                                                         For     Against     Abstain
                                                                    II.  Ratify the appointment of
                                                                    Arthur Andersen LLP as independent   [ ]       [  ]         [  ]
                                                                    accountants for the fiscal year 2001.

                                                                    III. Approve the performance goals   [ ]       [  ]         [  ]
                                                                    for the Payless ShoeSource, Inc.
                                                                    Executive Incentive Compensation
                                                                    Plan.

                                                                    IV.  Approve the Amendment of the    [ ]       [  ]         [  ]
                                            Date                    Payles ShoeSource, Inc. Deferred
Please be sure to sign and date this Proxy.                         Compensation 401(k) Mirror Plan.

Shareowner sign here                        Co-owner sign here
------------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                             DETACH CARD

To vote by mail, please detach the proxy card above and return it in the enclosed envelope. To vote by Internet, please visit HTTP://WWW.UMB.COM/PROXY. If you are planning to attend the Annual Meeting, please save this Admission Ticket and bring it to the meeting for admission.

The Payless ShoeSource Annual Meeting of Shareowners will be held at:

                  WASHBURN UNIVERSITY, BRADBURY THOMPSON CENTER
                          17TH STREET AND JEWELL AVENUE
                                 TOPEKA, KANSAS
                              FRIDAY, MAY 25, 2001
                    10:00 A.M., CENTRAL DAYLIGHT SAVING TIME

                           TO VOTE USING THE INTERNET:

1.   Read the accompanying Proxy Statement.

2. Visit our Internet voting site at HTTP://WWW.UMB.COM/PROXY and follow the instructions on the screen.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the above proxy card. Please note that all votes cast by using the Internet must be submitted prior to 5:00 p.m., Central Daylight Saving Time, May 24, 2001. Your Internet vote is quick, convenient and is submitted immediately.

  IF YOU VOTE USING THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.


                            THANK YOU FOR YOUR VOTE.

                                ADMISSION TICKET

PSS LOGO

                            VOTING INSTRUCTION CARD

                            PAYLESS SHOESOURCE, INC.

THIS VOTING INSTRUCTION CARD IS PROVIDED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON MAY 25, 2001.

Shareowners of Payless ShoeSource, Inc.:

By signing this card, I instruct as applicable, the bank, broker-dealer, or other designated record holder to vote all common shares beneficially owned by the undersigned in Payless ShoeSource, Inc. at the May 25, 2001, Annual Meeting of Shareowners and at any adjournment of the meeting, on all subjects that may properly come before the meeting, subject to the directions on the other side of this card.

The Board of Directors recommends a vote FOR election of all listed director nominees, Proposal I, and a vote FOR Proposals II, III and IV on the other side of this card. IF NO DIRECTIONS ARE GIVEN, AND THIS CARD IS RETURNED SIGNED, THE UNDERSIGNED UNDERSTANDS THAT THE APPLICABLE BANK, BROKER-DEALER OR OTHER DESIGNATED RECORD HOLDER WILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Has your address changed?               Do you have any comments?

___________________________________     ________________________________________

___________________________________     ________________________________________

___________________________________     ________________________________________


To the Shareowners of Payless ShoeSource, Inc.:

You are cordially invited to attend the Annual Meeting of Payless ShoeSource Shareowners which will be held at Washburn University, Bradbury Thompson Center, 17th Street and Jewell Avenue, Topeka, Kansas on Friday, May 25, 2001, at 10:00 a.m., Central Daylight Saving Time.

Provided with this voting instruction card is a return envelope, the Company's 2000 Annual Report to Shareowners and the Proxy Statement for the 2001 Annual Meeting. It is important that you indicate your vote by returning the voting instruction card. Management's recommendation on each issue and the reasons for the recommendations are described in the Proxy Statement.

      PLEASE PROMPTLY SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD
                         USING THE ENCLOSED ENVELOPE.



       Please sign the voting instruction card exactly as your name(s)
                   appear(s)on the reverse side of this card.

-------------------back of card--------------------------------
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.

---------------------------------------------------------------
     PAYLESS SHOESOURCE, INC.                                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
---------------------------------------------------------------     PROPOSALS I THROUGH IV.
                                                                    I.  ELECTION OF DIRECTORS.          For   Withhold    Exceptions
                                                                                                              Authority

Mark box at right if you plan to attend the Annual Meeting. [ ]     Election of Daniel Boggan Jr. and   [ ]       [ ]         [ ]
                                                                    Michael E. Murphy each for three-
                                                                    year terms expiring in 2004.

Mark box at right if an address change or comment has been  [ ]     INSTRUCTIONS: To vote your shares for all nominees in
noted on the reverse side of this card.                             Proposal I, mark the FOR box. To withhold voting for all
                                                                    nominees in Proposal I, mark the WITHHOLD AUTHORITY box. If you do not wish your shares voted FOR a particular nominee in Proposal I, please mark the EXCEPTIONS box and
                                                                    enter the name(s) of the director(s) for whom you wish to
                                                                    withhold authority in the space provided below

                                                                    Exceptions:____________________________________________________

                                                                                                         For     Against     Abstain
                                                                    II.  Ratify the appointment of
                                                                    Arthur Andersen LLP as independent   [ ]       [  ]         [  ]
                                                                    accountants for the fiscal year 2001.

                                                                    III. Approve the performance goals   [ ]       [  ]         [  ]
                                                                    for the Payless ShoeSource, Inc.
                                                                    Executive Incentive Compensation
                                                                    Plan.

                                                                    IV.  Approve the Amendment of the    [ ]       [  ]         [  ]
                                            Date                    Payles ShoeSource, Inc. Deferred
Please be sure to sign and date this Proxy.                         Compensation 401(k) Mirror Plan.

Shareowner sign here                        Co-owner sign here
------------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                           DETACH CARD

To vote, please detach the voting instruction card above and return it in the enclosed envelope. If you are planning to attend the Annual Meeting, please save this Admission Ticket and bring it to the meeting for admission.

The Payless ShoeSource Annual Meeting of Shareowners will be held at:

                  WASHBURN UNIVERSITY, BRADBURY THOMPSON CENTER
                          17TH STREET AND JEWELL AVENUE
                                 TOPEKA, KANSAS
                              FRIDAY, MAY 25, 2001
                    10:00 A.M., CENTRAL DAYLIGHT SAVING TIME


                           THANK YOU FOR YOUR VOTE
                               ADMISSION TICKET

PSS LOGO
                             VOTING INSTRUCTION CARD

                            PAYLESS SHOESOURCE, INC.

Confidential voting instructions to American Express Trust Company or Banco Popular de Puerto Rico as Trustee under the Payless Shoesource, Inc. 401(K) Profit Sharing Plan and the Payless Shoesource Profit Sharing Plan for Puerto Rico Associates, respectively (each a "Profit Sharing Plan" and collectively the "Profit Sharing Plans") and Mellon Investor Services, L.L.C., as recordkeeper under the Payless Shoesource, Inc. Stock Ownership Plan (the "Ownership Plan").

To the Members of the Profit Sharing Plans and the Ownership Plan:

By signing this card, I appoint the applicable Trustee or recordkeeper to vote all shares of common stock of Payless ShoeSource, Inc., represented by units or shares credited to my account in the Ownership Plan, or the applicable Profit Sharing Plan(s) each as of April 9, 2001, (the record date) at the May 25, 2001, Annual Meeting of the Shareowners of Payless ShoeSource, Inc. and at any adjournment of the Meeting, on all subjects that may properly come before the Annual Meeting subject to the directions on the other side of this card.

The Board of Directors recommends a vote FOR election of all listed director nominees, Proposal I, and a vote FOR Proposals II, III and IV on the other side of this card. IF NO DIRECTIONS ARE GIVEN, AND THIS CARD IS RETURNED SIGNED, THE UNDERSIGNED UNDERSTANDS THAT THE APPLICABLE TRUSTEE OR RECORDKEEPERWILL VOTE IN ACCORDANCE WITH THE ABOVE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Has your address changed?               Do you have any comments?
___________________________________     ________________________________________
___________________________________     ________________________________________
___________________________________     ________________________________________


Provided with this confidential voting instruction card is a return envelope, the Company's 2000 Annual Report to Shareowners and the Proxy Statement for the 2001 Annual Meeting. It is important that you vote either by returning the voting instruction card or by using the Internet. Management's recommendation on each issue and the reasons for the recommendations are described in the Proxy Statement. As applicable, the Trustee or recordkeeper will follow your voting instructions. These instructions cannot be disclosed by the Trustee or recordkeeper.

The voting instruction card on the reverse side of this card will constitute your confidential voting instructions to Mellon Investor Services, L.L.C., as recordkeeper under the Ownership Plan and the applicable Trustee under the Profit Sharing Plans.


      PLEASE PROMPTLY SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD
           USING THE ENCLOSED ENVELOPE OR VOTE BY USING THE INTERNET.


       Please sign the voting instruction card exactly as your name(s)
                   appear(s)on the reverse side of this card.

-------------------back of card--------------------------------
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.

---------------------------------------------------------------
     PAYLESS SHOESOURCE, INC.                                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
---------------------------------------------------------------     PROPOSALS I THROUGH IV.
                                                                    I.  ELECTION OF DIRECTORS.          For   Withhold    Exceptions
                                                                                                              Authority

Mark box at right if you plan to attend the Annual Meeting. [ ]     Election of Daniel Boggan Jr. and   [ ]       [ ]         [ ]
                                                                    Michael E. Murphy each for three-
                                                                    year terms expiring in 2004.

Mark box at right if an address change or comment has been  [ ]     INSTRUCTIONS: To vote your shares for all nominees in
noted on the reverse side of this card.                             Proposal I, mark the FOR box. To withhold voting for all
                                                                    nominees in Proposal I, mark the WITHHOLD AUTHORITY box. If
CONTROL NUMBER:                                                     you do not wish your shares voted FOR a particular nominee in Proposal I, please mark the EXCEPTIONS box and
                                                                    enter the name(s) of the director(s) for whom you wish to
                                                                    withhold authority in the space provided below

                                                                    Exceptions:____________________________________________________

                                                                                                         For     Against     Abstain
                                                                    II.  Ratify the appointment of
                                                                    Arthur Andersen LLP as independent   [ ]       [  ]         [  ]
                                                                    accountants for the fiscal year 2001.

                                                                    III. Approve the performance goals   [ ]       [  ]         [  ]
                                                                    for the Payless ShoeSource, Inc.
                                                                    Executive Incentive Compensation
                                                                    Plan.

                                                                    IV.  Approve the Amendment of the    [ ]       [  ]         [  ]
                                            Date                    Payles ShoeSource, Inc. Deferred
Please be sure to sign and date this Proxy.                         Compensation 401(k) Mirror Plan.

Shareowner sign here                        Co-owner sign here
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DETACH CARD                                                                                                           DETACH CARD

To vote by mail, please detach the voting instruction card above and return it in the enclosed envelope. To vote by Internet, please visit
HTTP://WWW.UMB.COM/PROXY. If you are planning to attend the Annual Meeting, please save this Admission Ticket and bring it to the meeting for admission.

The Payless ShoeSource Annual Meeting of Shareowners will be held at:

                  WASHBURN UNIVERSITY, BRADBURY THOMPSON CENTER
                          17TH STREET AND JEWELL AVENUE
                                 TOPEKA, KANSAS
                              FRIDAY, MAY 25, 2001
                    10:00 A.M., CENTRAL DAYLIGHT SAVING TIME

                           TO VOTE USING THE INTERNET:

1.   Read the accompanying Proxy Statement.

2. Visit the Internet voting site at HTTP://WWW.UMB.COM/PROXY and follow the instructions on the screen.

Your Internet vote authorizes the applicable Trustee or recordkeeper to vote your shares to the same extent as if you marked, signed, dated and returned the above voting instruction card. Please note that all votes cast by using the Internet must be submitted prior to 5:00 p.m., Central Daylight Saving
Time, May 23, 2001. Your Internet vote is quick, convenient and is submitted immediately.

  IF YOU VOTE USING THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.


                            THANK YOU FOR YOUR VOTE.

                                ADMISSION TICKET